UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Safeguard Scientifics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

SAFEGUARD SCIENTIFICS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Safeguard Shareholder:

You are invited to attend the Safeguard Scientifics, Inc. 2022 Annual Meeting of Shareholders. This year’s annual meeting will be conducted solely as a virtual meeting over the Internet. You will be able to attend our 2022 annual meeting via live webcast by visiting: meetnow.global/MY5CMXV and entering the control number and password included in: (i) the Notice of Internet availability of our proxy materials or (ii) other proxy materials that will be mailed to shareholders on or about April 5, 2022. Please see the “Questions and Answers about the Proxy Materials and our Annual Meeting” section below for detailed instructions regarding attendance at this year’s virtual annual meeting.

DATE AND TIME:	May 25, 2022, 8:00 a.m. Eastern Time.

PLACE:	To be held virtually at meetnow.global/MY5CMXV.

RECORD DATE:	Only shareholders of record as of the close of business on March 23, 2022 are entitled to vote at this meeting and any adjournments, continuations, reschedulings or postponements that may take place.

ITEMS OF BUSINESS:

☐   To elect as directors of Safeguard the five persons named in the accompanying proxy statement to serve on the Board of Directors for terms expiring at the 2023 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified;

☐   To cast an advisory vote to approve the compensation of the named executive officers for the year ended December 31, 2021, as disclosed in the accompanying proxy statement (“say-on-pay”);

☐    To ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

☐    To transact any other business properly brought before the meeting.

YOUR VOTE IS IMPORTANT TO US. The accompanying proxy statement contains important information, including a description of the business that will be acted upon at the meeting, voting procedures, and documentation required to attend the meeting. We encourage you to read the proxy statement and (i) vote by proxy over the Internet or by telephone or (ii) if you received paper copies of the proxy materials by mail, vote by following the instructions on the proxy card or voting instruction form. Voting over the Internet or by telephone or completing and returning a proxy card or voting instruction form will ensure your representation at our virtual annual meeting, regardless of whether you plan to attend the virtual annual meeting.

April 5, 2022	By Order of the Board of Directors,

G. Matthew Barnard, General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2022

The Notice of Annual Meeting, Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.envisionreports.com/SFE.

PROPOSAL nO. 3 – ratification of the audit committee’s appointment of independent registered public accounting firm	35

Audit Committee report	36

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS	37

section 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	38

other matters	38
Shareholder Proposals and Director Nominations	38
Additional Information	39

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

Proxy Statement – Summary

The following summary highlights information contained elsewhere in this Proxy Statement, but does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

General Information
Meeting:	2022 Annual Meeting of Shareholders
Meeting Location:	To be held virtually via live webcast at: meetnow.global/MY5CMXV

Time and Date:	8:00 a.m. ET on May 25, 2022

Record Date:	March 23, 2022

Shares Outstanding as of Record Date:	16,627,302

Stock Exchange /Stock Symbol:	NYSE: SFE

Registrar &Transfer Agent:	Computershare Trust Company, N.A. /1-800-736-3001
www.computershare.com/investor

State /Year of Incorporation:	Pennsylvania / 1953

Website:	www.safeguard.com
Notice and Access Availability of Proxy Materials
On or about April 5, 2022, we will furnish this proxy statement and related proxy materials over the Internet to our shareholders under the notice and access rules of the Securities and Exchange Commission (“SEC”). Most of our shareholders will receive a Notice Regarding the Availability of Proxy Materials (the “Notice”) in the mail instead of a paper copy of this proxy statement, a proxy card or voting instruction form, and our 2021 annual report on Form 10-K. The Notice contains instructions on how to access our proxy materials and vote over the Internet and how shareholders can receive a paper copy of the materials, including this proxy statement, a proxy card or voting instruction form and our 2021 annual report on Form 10-K. The Notice is not itself a proxy card and should not be returned with voting instructions. Shareholders who do not receive a Notice, including shareholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail. Shareholders who have previously requested delivery of proxy materials electronically will not receive a Notice and will instead receive an electronic notification with instructions for accessing the proxy materials.

Proposals to be Voted On
Proposal		Board Recommendation
1.	Election as directors of Safeguard of the five nominees named in this proxy statement for terms expiring at the 2023 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified	FOR all five nominees named in this proxy statement for terms expiring at the 2023 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified
2.	Advisory “say-on-pay” vote regarding the compensation of our named executive officers for the year ended December 31, 2021, as disclosed in this proxy statement	FOR approval, on an advisory basis, of Safeguard’s named executive officer compensation for the year ended December 31, 2021, as disclosed in this proxy statement
3.	Ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022

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Corporate Governance
Board Meetings in 2021:	8

Standing Board Committees (meetings in 2021):	Audit (6) Compensation (4)
Nominating & Corporate Governance (2)

Separate Chairman & CEO:	Yes (independent non-executive chairman)

Annual Election of Directors:	Yes

Director and Officer Share Ownership Guidelines	Yes

Hedging and Short Sale Policy:	Yes

Key Employee Compensation Recoupment Policy	Yes
Recent Business Highlights

●      We exited several ownership interests during 2021 resulting in aggregate cash proceeds of $61 million.

●      We completed a modified Dutch auction self-tender that resulted in the repurchase of 4.3 million shares of our common stock for an aggregated price of $38.7 million, or $9.00 per share.

●      We prudently managed follow-on deployments. Follow-on deployments totaled $2.7 million during 2021, which was less than the $5 million to $7 million expected at the beginning of the year primarily due to certain expected events being postponed until 2022.

●      General and administrative expenses continued to decrease, totaling $7.2 million for 2021 as compared to $9.5 million for 2020.

●      Our Board continues to be compensated solely with Safeguard equity.

●      Payments for 2021 performance under Safeguard’s Management Incentive Program were paid one-half in Safeguard equity and one-half in cash.

Directors
Director Nominees (five)				Board Committees

Name	Since	Independent	Position	Audit	Comp	N&CG

Ross D. DeMont	-	*	Chief Investment Officer, Rainin Group, LLC	-	-	-
Russell D. Glass	2018	*	Founder and Managing Member of RDG Capital LLC	✓	✓	✓
Joseph M. Manko, Jr.	2019	*	Managing Member and Senior Principal, Horton Capital Management, LLC	✓	✓	✓
Beth S. Michelson	-	*	Senior Managing Director, Cartesian Capital Group	-	-	-
Maureen F. Morrison	2017	*	Retired Audit Partner, PricewaterhouseCoopers LLP	✓	✓	✓

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Questions and Answers about the Proxy Materials and our Annual Meeting

Why am I receiving these materials?

We have made these materials available to you in connection with the solicitation by our Board of proxies for proposals that will be presented for a vote at our annual meeting and at any reconvened or rescheduled meeting following any adjournment or postponement of our annual meeting, which will take place on May 25, 2022, at 8:00 a.m. ET, virtually via live webcast at: meetnow.global/MY5CMXV. As a shareholder, you are invited to attend our annual meeting virtually and vote on the proposals described in the proxy statement. The proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in making an informed decision on how to vote your shares.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the full set of proxy materials?

In accordance with SEC rules, we are providing our shareholders of record at the close of business on March 23, 2022 with access to the proxy materials over the Internet for our annual meeting. We believe that this process expedites receipt of the proxy materials by our shareholders, reduces the cost of our annual meeting and conserves natural resources. The Notice contains instructions on how to access our proxy materials over the Internet and how to vote online. The Notice is not itself a proxy card and should not be returned with voting instructions. As described in the Notice, you will not receive a printed copy of our annual meeting proxy materials (including a proxy card) unless you specifically request paper copies or have previously asked to receive paper copies. You may request printed copies of our proxy materials free of charge by following the instructions contained in the Notice. For shareholders who have previously elected delivery of our proxy materials electronically, those shareholders should receive an email containing a link to the website where those materials are available.

How can I attend the annual meeting?

This year’s annual meeting will be conducted solely as a virtual meeting over the Internet. You will be able to attend our 2022 annual meeting via live webcast at: meetnow.global/MY5CMXV. You are entitled to attend our annual meeting only if you were a Safeguard shareholder as of the close of business on March 23, 2022, or if you hold a valid proxy for our annual meeting. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting: meetnow.global/MY5CMXV. You also will be able to vote your shares online if you register to attend, and attend, the annual meeting pursuant to the instructions below.

To participate in the annual meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The meeting will begin promptly at 8:00 a.m. ET. We encourage you to access the meeting prior to the start time.

How do I register to attend the annual meeting virtually on the internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register in advance to attend the annual meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received to attend the annual meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet. To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Safeguard holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 19, 2022.

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You will receive a confirmation of your registration by email after Computershare receives your registration materials. Requests for registration should be directed as follows:

By email: Forward the email from your broker, or attach an image of your legal proxy, to: legalproxy@computershare.com

By mail:

Computershare

Safeguard Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What if I have technical problems accessing the annual meeting virtually?

The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call in the U.S. & Canada: 1-888-724-2416 or 1-781-575-2748.

How many shares must be present to hold the annual meeting?

To hold our annual meeting, a quorum must be present and represented by proxy. A quorum is a majority of our outstanding shares entitled to vote as of March 23, 2022. Abstentions and broker non-votes are treated as present at our annual meeting for purposes of establishing a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented at our virtual annual meeting. If a quorum is not present, we expect to adjourn our annual meeting until we obtain a quorum.

Who can vote on the matters to be presented for a vote at the annual meeting?

You are entitled to vote your shares of common stock on the matters to be presented for a vote at our annual meeting and any adjournments, continuations, reschedulings or postponements that may take place if you were a shareholder at the close of business on March 23, 2022, the record date for our annual meeting. On the record date, we had 16,627,302 shares of common stock, $0.10 par value (the “Common Stock”), outstanding, each of which entitles the holder to one vote for each matter to be voted on at our annual meeting. In the election of directors, shareholders have cumulative voting rights and may elect to cumulate their votes as described below.

What does cumulative voting mean?

Since Safeguard is a Pennsylvania corporation, Safeguard’s shareholders have cumulative voting rights under the Pennsylvania Business Corporation Law. Cumulative voting applies only in the election of directors. Cumulative voting means that a shareholder has the right to give any one director candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of Safeguard shares the shareholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated director candidates (up to the number of persons to be elected) as the shareholder may wish. For example, since five directors are standing for election at the annual meeting, if you hold 100 shares of Safeguard stock as of the Record Date, you may cast 500 votes (5 times 100) in the election of directors. You may distribute those votes among as few or as many of the five nominees as you wish. In other words, in the example provided, you may cast all 500 votes FOR one nominee or allocate your 500 votes among two or more nominees, as long as the total equals 500 votes.

How can I cumulate my votes in the election of directors at the annual meeting?

If you are a shareholder of record and choose to cumulate your votes, you will need to request, complete, and submit a proxy card by mail and follow the instructions on the proxy card for allocating your votes. If you vote cumulatively, please check to be sure that the votes you cast add up to the number of shares you own multiplied by five. If the number of votes does not add up correctly, your votes will not be counted until a properly completed proxy card has been received. If you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the proxy holders will have discretionary authority to cast your remaining votes pursuant to the instructions of the Board, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box. If you wish to grant the proxy holders discretionary authority to allocate votes among all our nominees, you may check the “FOR ALL NOMINEES” box, but you are not required to do so. The proxy holders will retain discretionary authority to allocate votes among all our nominees except where you provide a specific instruction by hand marking the number of votes to be allocated or by marking the “FOR ALL EXCEPT” box.

If you are the beneficial owner of shares held in street name and wish to vote cumulatively, you will need to contact your broker, bank or other custodian holder of your shares before the day of our annual meeting. Because each broker, banker or custodian has its own procedures and requirements, a shareholder holding shares in street name who wishes to allocate votes to specific nominees should contact its broker, banker or other custodian for specific instructions on how to provide vote allocation instructions.

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The cumulative voting feature for the election of directors also is not available if you vote by telephone or the Internet. Further, automated cumulative voting on the day of our annual meeting is not available. If you have any questions regarding cumulative voting, please email us at ir@safeguard.com.

What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?

Most of Safeguard’s shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. There are important distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares. By voting before our annual meeting by Internet, by telephone or by submitting a proxy card, you will have granted your voting proxy to Safeguard and your shares will be voted as you have instructed. You also may cast your vote directly by voting at our annual meeting.

Beneficial Owner. If your shares are held in street name (such as in a brokerage account or by another nominee, such as a bank or trust company), you are considered the beneficial owner of the shares. You have the right to direct your broker or other nominee with respect to how to vote your shares, which you can do by Internet, by telephone or by voting instruction form (depending on the voting procedures of your broker or other nominee) before our annual meeting. You also are invited to attend, and may vote at, our annual meeting.

How do I vote my shares?

You are encouraged to vote prior to our annual meeting to ensure that your shares will be represented. If you are a shareholder of record, you have three ways to vote prior to our annual meeting:

By Internet or smartphone (24 hours a day)	Go to www.envisionreports.com/SFE or scan the QR code on your Notice or proxy card with your smartphone
By telephone (24 hours a day)	Shareholders who live in the United States or Canada may call 1-800-652-8683
By mail	If you received proxy materials by mail, you may vote by completing, signing and returning a properly executed and dated proxy card that was sent to you.

You also may vote at our annual meeting. If you vote by Internet or by telephone, or wish to attend and/or vote at our annual meeting, you will need to use the control number provided in your Notice or other proxy materials you received.

If you hold your shares through a broker or other nominee, please follow the directions provided to you by your broker or other nominee; your ability to vote over the Internet or by telephone depends on the voting procedures of your broker or other nominee. Beneficial owners also may attend and vote at our annual meeting, but will need to register in advance of the annual meeting in accordance with the above instructions under “How do I register to attend the annual meeting virtually on the internet.”

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How does Safeguard’s Board recommend I vote and what vote is required for adoption or approval of each matter to be voted on?

Proposal	Board Recommendation	Vote Required for Approval
Election of Directors	FOR all five nominees named in this proxy statement for terms expiring at the 2023 annual meeting of shareholders and, thereafter, until their successors are duly elected and qualified	The five nominees who receive the highest number of FOR votes at the annual meeting will be elected as directors
Advisory “say-on-pay” vote regarding the compensation of our named executive officers for the year ended December 31, 2021, as disclosed in this proxy statement	FOR approval, on an advisory basis, of Safeguard’s named executive officer compensation for the year ended December 31, 2021, as disclosed in this proxy statement	Affirmative vote of the majority of the votes cast by shareholders entitled to vote for the proposal
Ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR ratification of the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	Affirmative vote of the majority of the votes cast by shareholders entitled to vote for the proposal

Unless a contrary choice is specified, proxies solicited by our Board will be voted for the election of all five director nominees named in this proxy statement and recommended by our Board and for each of the other proposals referenced above.

Are there other matters to be voted on at the annual meeting?

We do not know of any matters that may come before the annual meeting other than as discussed in this proxy statement. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter subject to compliance with Rule 14a-4(c) of the Exchange Act.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

Who will serve as proxies for the annual meeting?

In soliciting your proxy, our Board is asking you to give your proxy to Mark Herndon, our Chief Financial Officer, and G. Matthew Barnard, our General Counsel and Corporate Secretary. Giving your proxy to Messrs. Herndon and Barnard means that you authorize Mr. Herndon, Mr. Barnard, either of them or their duly appointed substitutes to vote your shares at our annual meeting in accordance with your instructions. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

If you elect to grant us your proxy and do not specifically instruct otherwise, you are authorizing the proxy holders to vote your shares in accordance with their discretion and at the instruction of the Board (or an authorized committee thereof), including to cumulate your votes in favor of certain nominees (rather than allocating votes equally among the nominees) and to determine the specific allocation of votes to individual nominees. You may withhold your authority to vote for one or more nominees, in which case the proxy holders will retain discretion to allocate your votes among our other nominees unless you specifically instruct otherwise. Under no circumstances may the proxy holders cast your votes for any nominee from whom you have withheld authority to vote.

For example, a proxy marked “FOR ALL EXCEPT” may only be voted for those of our director nominees for whom you have not otherwise specifically withheld authority to vote, a proxy marked “WITHHOLD VOTE FROM ALL NOMINEES” may not be voted for any of our director nominees, and a proxy marked “FOR ALL NOMINEES” may be voted for all of our director nominees. In exercising its discretion with respect to cumulating votes, our Board (or an authorized committee thereof) may instruct, in its sole discretion, the proxy holders to cumulate and cast the votes represented by your proxy for any of our director nominees for whom you have not otherwise withheld authority. For example, if you grant a proxy with respect to shares representing 500 cumulative votes, and mark “FOR ALL EXCEPT” one of our director nominees, our Board (or an authorized committee thereof) may instruct the proxy holders to cast the 500 votes for any or all of our four other director nominees; of those four other director nominees, moreover, our Board (or an authorized committee thereof) may allocate the 500 votes among them as it determines, such that each of those other director nominees may receive unequal portions of the 500 votes or none at all.

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What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Withheld Votes or Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-votes
Election of Directors	FOR ALL NOMINEES, WITHHOLD VOTE FROM ALL NOMINEES, or FOR ALL EXCEPT	No effect – not counted as a “vote cast”	No	No effect, assuming a quorum is present

Non-binding, advisory vote to approve the executive compensation of Safeguard’s named executive officers	FOR, AGAINST, or ABSTAIN	No effect – not counted as a “vote cast”	No	No effect, assuming a quorum is present

Ratification of the Audit Committee’s appointment of an independent registered public accounting firm	FOR, AGAINST, or ABSTAIN	No effect – not counted as a “vote cast”	Yes	No effect, assuming a quorum is present

How can I ask a question at the annual meeting?

If you have any questions relevant to the business to be voted on at our annual meeting, you may submit your question online through the Q&A text box on your screen.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board by Safeguard’s directors and certain of its executive officers. The original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail, internet, other electronic means and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Safeguard. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report on Form 10-K to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

A note about certain information contained in this proxy statement.

Filings made by companies with the SEC sometimes “incorporate information by reference.” This means that the company is referring you to information that has previously been filed with the SEC and that such information should be considered part of the filing you are then reading. The Audit Committee Report contained in this proxy statement is not incorporated by reference into any other filings with the SEC.

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Where can I find the voting results of the annual meeting?

You can find the official results of the voting at our annual meeting in our Current Report on Form 8-K that we will file with the SEC within four business days after our annual meeting. If the official results are not available at that time, we will provide preliminary voting results in a Current Report on Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What is a broker non-vote?

A broker non-vote occurs when your broker submits a proxy for the meeting with respect to the ratification of the appointment of our independent registered public accounting firm, but does not vote on non-discretionary matters, absent specific instructions from you.

Will my shares be voted if I do not vote by Internet or by telephone or do not sign and return a proxy card or voting instruction form?

Shareholder of Record. If you do not vote by Internet or by telephone or complete and return a proxy card, your shares will not be voted unless you attend our annual meeting and vote your shares. If you vote by Internet or by telephone and submit your vote without selecting any proposals individually, or if you sign and return a proxy card, but do not mark any boxes showing how you wish to vote, then the proxy holders designated by our Board to act on behalf of shareholders will vote your shares and cumulate your votes as recommended by our Board or a committee thereof and, in their discretion, will vote on any other matters that may properly arise at our annual meeting.

Beneficial Owner. If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). These rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.” The ratification of the Audit Committee’s appointment of Grant Thornton LLP as Safeguard’s independent registered public accounting firm for fiscal 2022 is considered a routine matter. Accordingly, if you do not vote by Internet or by telephone or do not otherwise provide your broker or other nominee with voting instructions, banks and brokers may vote shares on this proposal or may leave your shares unvoted, and there will be no broker non-votes with respect to this proposal. The other proposals will be considered non-routine, and banks and brokers therefore cannot vote shares on those proposals without your instructions. Please note that if you want your vote to be counted on those proposals, including the election of directors, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

What do I do if I change my mind after I vote my shares?

If you are a shareholder of record, you may revoke your proxy and/or change your vote at any time prior to the closing of the polls at our annual meeting by:

☐	Re-voting by telephone or by Internet (only your latest vote will be counted);

☐	Signing another proxy card with a later date and delivering it to us before our annual meeting (again, only your latest vote will be counted);

☐	Sending written notice to our Corporate Secretary (which must be received at our corporate headquarters no later than 5:00 p.m. Eastern Time on May 24, 2022) stating that you would like to revoke (that is, cancel) your proxy; or

☐	Voting at our annual meeting before the polls close.

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If you are the beneficial owner of shares held in street name, you may submit new voting instructions by following the instructions provided by your broker or other nominee. You also may vote at the annual meeting, but will need to register in advance of the annual meeting in accordance with the above instructions under “How do I register to attend the annual meeting virtually on the internet.”

Who will count the votes?

A representative of Safeguard will count the votes and act as the judge of election.

What is Safeguard’s Internet address?

Our Internet website address is https://www.safeguard.com. You can access this proxy statement and Safeguard’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended from time to time, on our website. Safeguard’s filings with the SEC are available free of charge via a link from this address. The information contained on our website or connected thereto are not intended to be incorporated by reference into this proxy statement. All references to our website address are intended to be inactive textual references only.

What is “householding” and how does it affect me?

If you and other residents at your mailing address are the beneficial owner of shares held in street name, you may receive only one paper copy of our proxy materials or Notice, as applicable, unless you have provided contrary instructions. This practice is commonly referred to as “householding” and potentially provides extra convenience for shareholders and cost savings for companies. If you would like to receive a separate set of proxy materials or Notice in the future, please request the additional copy by contacting your broker or other nominee. If you wish to receive a separate set of proxy materials or Notice now, please request the additional copy by contacting Broadridge Financial Solutions, Inc.:

By Internet:	www.proxyvote.com
By telephone:	1-800-579-1639
By email:	sendmaterial@proxyvote.com

If you request a separate set of proxy materials or Notice by email, please be sure to include your control number in the subject line. A separate set of proxy materials or Notice will be sent promptly following receipt of your request.

How may I obtain a copy of Safeguard’s 2021 Annual Report on Form 10-K?

Shareholders may request a free copy of our 2021 Annual Report on Form 10-K by contacting:

Safeguard Scientifics, Inc.

Attention: Investor Relations

150 N. Radnor Chester Rd.

STE F-200

Radnor, PA 19087

Alternatively, shareholders can access our 2021 Annual Report on Form 10-K on our website at: www.safeguard.com/proxy.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our directors are elected annually and serve until our next annual meeting of shareholders and until their successors are duly elected and qualified. On March 22, 2022, the Board voted to increase the number of members serving on the Board of Directors from four to five members effective as of the date of the annual meeting. Three of our five nominees, Maureen F. Morrison, Russell D. Glass and Joseph M. Manko, Jr., are currently serving as directors. Ross D. DeMont and Beth S. Michelson are new nominees. Each nominee has consented to serve as a nominee for election to the Board, to being named in this proxy statement and, if elected by Safeguard’s shareholders, to serve as a member of the Board until our next annual meeting. Robert J. Rosenthal, our current Chairman of the Board, recently informed the Board that he would not stand for re-election to our Board. The Board expresses its sincere appreciation to Dr. Rosenthal for his dedication and service to Safeguard. Dr. Rosenthal will continue to serve on the Board, as well as the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, until our annual meeting

As of the date of this proxy statement, Safeguard has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Corporate Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, Safeguard will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying proxy card will not be voted for anyone other than the Board’s nominees or designated substitutes.

Director Nominee Experience and Qualifications

Our Board believes that directors should collectively possess a broad range of skills, expertise, knowledge and business experience that will enable the Board to fulfill its responsibilities, including providing effective oversight of our business. The Nominating & Corporate Governance Committee has developed a matrix of skills and experience that it has determined would be beneficial to have represented on our Board. The Nominating & Corporate Governance Committee regularly reviews the appropriate skills and experience required of directors in the context of the fit between Safeguard’s needs regarding its Board composition and the individual skills and experience of the current Board members.

The Nominating & Corporate Governance Committee does not have a formal policy with respect to diversity. However, the Nominating & Corporate Governance Committee’s charter provides that the committee shall “seek members from diverse backgrounds” and will evaluate nominees for election to our Board “with the objective of recommending a group that through its diversity of experience can provide relevant advice and counsel to management.” The Board and the Nominating & Corporate Governance Committee believe that diversity must be viewed in a broad sense, including skills, experience, age, race, gender and ethnicity. This year, two of our five Board nominees (or 40% of the Board nominees) are female.

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating & Corporate Governance Committee considers the needs of the Board as a whole as well as the staffing needs of each of its committees. With respect to the nomination of continuing directors for re-election, an individual’s past contributions to the Board also are considered. The Board monitors the effectiveness of this approach via an annual internal board and peer assessment, as well as ongoing director succession planning discussions by the Board and its Nominating & Corporate Governance Committee. From time to time, as was the case this year, the Nominating & Corporate Governance Committee may conduct informal or formal searches and consider specific new candidates for potential nomination for election or for appointment to our Board. In considering potential director candidates, the Nominating & Corporate Governance Committee seeks the following attributes for director nominees:

●	A strong record of personal integrity and ethical conduct;

●	A leader in the companies or institutions with which he or she is affiliated;

●	Competencies, skills and experiences that are complementary to the background and experience represented on Safeguard’s Board and that meet the needs of Safeguard’s strategy and business;

●	A willingness and ability to devote sufficient time to fulfill his or her responsibilities to Safeguard and our shareholders;

●	The ability to represent the interests of our shareholders; and

●	The ability to provide relevant advice and counsel to management and best perpetuate the success of Safeguard’s business.

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2022 Nominees for Director

Our Board believes that all of the nominees named below are highly qualified and bring executive leadership skills and experience, resulting in a talented and diverse Board. The biography of each of our director nominees includes the specific experiences, qualifications, attributes and skills that caused the Nominating & Corporate Governance Committee and our Board to determine that the individual should be nominated to serve as a director until our 2023 annual meeting, given our business and structure.

The Board recommends a vote FOR each nominee. The five nominees who receive the highest number of affirmative votes will be elected as directors.

Ross D. DeMont, age 49 Director since: n/a Safeguard Board Committees: n/a	Other public directorships: None. Former public directorships within past five years: Sierra Monitor Corporation

Career Highlights:

—	Chief Investment Officer of Rainin Group, LLC (2020 – present)
—	Board Observer of FREDsense Technologies (2017 – present)
—	Board Member of Desalitech, Inc. (2017 – 2020)
—	Director of Research – Public and Private Investments of Rainin Group, LLC (2016 – 2019)
—	Board Member of Sierra Monitor Corp. (2018 – 2019)
—	Portfolio Manager, Founder and Managing Member of Midwood Capital Partners, LLC (2002 – 2016)
—	Senior Associate – Public/Private Investment Fund at Igoe Capital Partners, LLC (2001 – 2002)
—	Associate – Mergers and Acquisitions at Presidio Strategies, LLC (1998 – 1999)
—	Financial Analyst – Investment Banking at J.P. Morgan, Inc. (1996 – 1998)
—	Received Bachelor of Arts in Economics, Government (both with Honors) from Connecticut College
—	Received Master of Business Administration (Tuck Scholar) from the Tuck School of Business at Dartmouth

Experience and Qualifications: Mr. DeMont is currently Chief Investment Officer at the Rainin Group, Inc., which manages the assets of both a family office and the investments of the Kenneth Rainin Foundation. Previously, Mr. DeMont was a Managing Member and Portfolio Manager of Midwood Capital Management, a private investment partnership making concentrated investments in public companies. Before this role, Mr. DeMont was an Associate at Igoe Capital Partners, a hybrid public/private equity investment firm with a primary focus on the small- and micro-cap sectors. Mr. DeMont also worked at Presidio strategies in Mergers and Acquisitions and JP Morgan with a focus on Corporate Finance and Mergers and Acquisitions. He previously served on multiple Boards of Directors, including Desalitech, a private, venture backed company selling into the industrial water treatment industry and Sierra Monitor Corp. (Ticker: SRMC), focused on device connectivity and environmental instrumentation. Mr. DeMont graduated from Connecticut College with a BA in both Economics and Government and earned an MBA from the Tuck School of Business at Dartmouth.

Russell D. Glass, age 59 Director since: 2018 Safeguard Board Committees: Audit, Compensation, Nominating & Corporate Governance (Chair)	Other public directorships: None. Former public directorships within past five years: None.

Career Highlights:

—	Managing Member of RDG Capital LLC, a private investment company (2005 – present)
—	Managing Member of RDG Capital Fund Management, a private investment company (2014 – present)
— —	Vice Chairman of Clarim Acquisition Corp., a special purpose acquisition company (2020 – present) Director of A.G. Spanos Corporation, a national real estate development company (1993 – present)
—	Managing Member of Princeford Capital Management, an investment advisory firm (2009 – 2014)

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—	Chief Executive Officer of Cadus Pharmaceutical Corporation (n/k/a Cadus Corporation), a biotechnology holding company (2000 – 2003), and director (1998 – 2011)

—	Co-Chairman and Chief Investment Officer of Ranger Partners, an investment fund company (2002 – 2003)

—	President and Chief Investment Officer of Icahn Associates Corporation, a diversified investment firm and principal investment vehicle for Carl Icahn (1998 – 2002)

—	Partner at Relational Investors LLC, an investment fund management company (1996 – 1998)

—	Partner at Premier Partners Inc., an investment banking and research firm (1988 – 1996)

—	Analyst with Kidder, Peabody & Co., an investment banking firm (1984 – 1986)

—	Former Director of the Council for Economic Education, Automated Travel Systems, Inc., Axiom Biotechnologies, Blue Bite, Global Discount Travel Services/Lowestfare.com, National Energy Group and Next Generation Technology Holdings, Inc.

—	Received A.B. in Economics from Princeton University

—	Received M.B.A. from Stanford Graduate School of Business

Experience and Qualifications: Mr. Glass has experience relating to private equity, investment banking and serving as chief executive officer of a public company. Mr. Glass has experience serving on the boards of several public and private companies in a wide range of industries.

Joseph M. Manko, Jr., age 56 Director since: March 2019 Safeguard Board Committees: Audit, Compensation (Chair), Nominating & Corporate Governance	Other public directorships: Repro-Med Systems, Inc. Former public directorships within past five years: Creative Realties, Inc. and Wireless Telecom Group, Inc.

Career Highlights:

—	Managing Member and Senior Principal of Horton Capital Management, LLC, an investment fund (2013 – present)
—	Minority owner and a Managing Director at Mufson Howe Hunter & Co., LLC, a boutique investment bank focusing on middle-market companies (2011 – present)
—	Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies (2005 – 2010)
—	Managing Director, Deutsche Bank AG (NYSE:DB), an investment bank in London (1997 – 2004)
—	Vice President, Merrill Lynch & Co, Inc. (n/k/a BofA Securities (NYSE: BAC)), an investment bank (1995 – 1997)
—	Corporate Finance Attorney at Skadden, Arps, Slate, Meagher & Flom LLP, a law firm (1991 – 1995)

Experience and Qualifications: Mr. Manko has experience serving on the boards of several companies and has participated in numerous shareholder value creation strategies and monetizations.

Beth S. Michelson, age 52 Director since: n/a Safeguard Board Committees: n/a	Other public directorships: Cartesian Growth Corporation II Former public directorships within past five years: None.

Career Highlights:

—	Chief Financial Officer and Board Member of Cartesian Growth Corporation II (2021 – present)
—	Management Team of Cartesian Growth Corporation I (NASDAQ: GLBL) (2021 – present)
—	Senior Managing Director of Cartesian Capital Group (2006 – present)
—	Vice President at AIG Capital Partners / PH Capital (1999 – 2006)
—	Associate at Wasserstein Perella Emerging Markets (1996 – 1999)
—	Current Board Member of: Global Advisory Board, Columbia Business School Chazen Institute for Global Business; Thermal Management Solutions, Ltd.; Brilia, S.A.; BTS Torres, BV; and Replications
—	Prior Board Member of: redIT; Network Management Services; Public Mobile; and AdSpace Networks
—	Received Bachelor of Arts with distinction from the University of Michigan
—	Received Master of Business Administration and Master of International Affairs from Columbia Business School/Columbia School of International Affairs

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Experience and Qualifications: Ms. Michelson is a private equity investor with more than two decades of building businesses globally. In addition to having served on audit and compensation committees, Ms. Michelson is also a Chartered Financial Analyst and has structured and deployed over $500 million of investment capital.

Maureen F. Morrison, age 67 Director since: 2017 Safeguard Board Committees: Audit (Chair), Compensation, Nominating & Corporate Governance	Other public directorships: ePlus, Inc., Asbury Automotive Group, Inc. Former public directorships within past five years: None

Career Highlights:

—	Audit Partner with PricewaterhouseCoopers LLP for 28 years, serving public and private multi-national clients in the technology and manufacturing industries. Ms. Morrison led the Atlanta, Georgia Technology Audit Practice for six years, and held other positions at the firm, prior to her retirement in 2015.

Experience and Qualifications: During her tenure at PricewaterhouseCoopers LLP, Ms. Morrison worked closely with clients concentrated in the technology industry dealing with acquisitions, international expansion, financing transactions, subjective technical matters and regulatory compliance. Ms. Morrison is a certified public accountant and has extensive experience in accounting, finance, mergers and acquisitions and capital markets transactions. Ms. Morrison also has experience serving on other public company boards, including serving on the audit, risk management, capital allocation and/or nominating and corporate governance committees of such boards. Since 2018, Ms. Morrison has served as an independent director on the Board of Directors of ePlus inc. She is also chair of its Audit Committee and a member of its Nominating and Corporate Governance Committee. In 2019, Ms. Morrison joined the Board of Directors of Asbury Automotive Group as an independent director. She is currently the chair of its Audit Committee and a member of its Capital Allocation and Risk Management Committee and its Compensation and Human Resource Committee.

Skills and Qualifications of Director Nominees

The following table includes the skills and qualifications of each director nominee that led our Board to conclude that the director nominee is qualified to serve on our Board.

	Ross D. DeMont	Russell D. Glass	Joseph M. Manko, Jr.	Beth S. Michelson	Maureen F. Morrison
Operational / Direct Management Experience	✓	✓	✓	✓	✓
Capital Markets Experience	✓	✓	✓	✓	✓
Private Equity / Venture Capital Experience	✓	✓	✓	✓	✓
Financial Expertise / Literacy	✓	✓	✓	✓	✓
C-level Experience	✓	✓	✓	✓
Other Public / Private Director Experience	✓	✓	✓	✓	✓

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of all five of the Board’s nominees:

Ross D. DeMont

Russell D. Glass

Joseph M. Manko, Jr.

Beth S. Michelson

Maureen F. Morrison

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CORPORATE GOVERNANCE AND BOARD MATTERS

Safeguard’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter and Nominating & Corporate Governance Committee Charter are available at www.safeguard.com/governance. The Code of Business Conduct and Ethics is applicable to all employees of Safeguard, including each of our executive and financial officers, and the members of our Board. Safeguard will post information regarding amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to Safeguard’s directors or executive officers) in the Corporate Governance section of our website. Our website is not part of this proxy statement. All references to our website address are intended to be inactive textual references only.

Board Independence. Safeguard’s common stock is listed on the NYSE. To assist the Board in making independence determinations, the Board has adopted categorical standards that are reflected in our Corporate Governance Guidelines. Generally, under these standards, a director does not qualify as an independent director if any of the following relationships exist:

•	Currently or within the previous three years, the director has been employed by us; someone in the director’s immediate family has been one of our executive officers; or the director or someone in the director’s immediate family has been employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee;

•	The director is a current partner or employee, or someone in the director’s immediate family is a current partner of, a firm that is our internal or external auditor; someone in the director’s immediate family is a current employee of the firm and personally works on our audit; or the director or someone in the director’s immediate family is a former partner or employee of such a firm and personally worked on our audit within the last three years;

•	The director or someone in the director’s immediate family received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us (other than director and committee fees and pension or other forms of deferred compensation for prior service that are not contingent in any way on continued service);

•	The director is a current employee or holder of more than 10% of the equity of another company, or someone in the director’s immediate family is a current executive officer or holder of more than 10% of the equity of another company, that has made payments to or received payments from us, in any of the last three fiscal years of the other company, that exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•	The director is a current executive officer of a charitable organization to which we have made charitable contributions in any of the charitable organization’s last three fiscal years that exceed the greater of $1 million or 2% of that charitable organization’s consolidated gross revenues.

The Board has determined that Ross D. DeMont, Russell D. Glass, Joseph M. Manko, Jr., Beth S. Michelson and Maureen F. Morrison, and previously determined that former director, Robert J. Rosenthal (who will not stand for re-election at the 2022 annual meeting), meet the above independence standards and have no other direct or indirect material relationships with us other than their directorship; therefore, each of such directors is independent within the meaning of the NYSE listing standards and satisfies the categorical standards contained in our Corporate Governance Guidelines.

Director Attendance at Meetings. The Board held eight meetings in 2021 and committees of the Board held a total of twelve meetings. Each incumbent director who was on the Board in 2021 attended 100% of the total number of meetings of the Board and committees of which he or she was a member while serving on the Board in 2021. Each year, the Board meets on the same day as our annual meeting of shareholders. Although we do not have a policy requiring Board members to attend our annual meeting, all Board members are encouraged to attend and typically do so. All of our then directors attended our 2021 annual meeting.

Executive Sessions of the Board. Under our Corporate Governance Guidelines and NYSE listing standards, non-employee directors meet in executive session at each regularly scheduled Board meeting, outside of the presence of any management directors and any other members of Safeguard’s management. The Chairman of the Board presides at these sessions.

Leadership Structure and Committee Composition. Based upon the recommendation of our Nominating & Corporate Governance Committee, the Board has determined that separating the roles of the Chief Executive Officer and Chairman of the Board is in the best interests of the shareholders at the present time. The Board views the role of the Chief Executive Officer as having responsibility for the day-to-day leadership and performance of Safeguard, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the Board. The Chairman of the Board also coordinates the work of the Board committees and serves as the independent director primarily responsible for consultations and communications with shareholders.

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Based on the recommendation of our Nominating & Corporate Governance Committee, our Board has determined that our current Board committee structure is the most appropriate for Safeguard, at present.

Audit Committee. The Audit Committee held six meetings during 2021. The Audit Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Assist the Board in fulfilling its responsibilities regarding general oversight of the integrity of Safeguard’s financial statements, Safeguard’s compliance with legal and regulatory requirements and the performance of Safeguard’s internal audit function;

•	Interact with and evaluate the performance, qualifications and independence of Safeguard’s independent registered public accounting firm;

•	Review and approve related party transactions; and

•	Prepare the report required by SEC regulations to be included in the proxy statement.

The Audit Committee has the sole authority to retain, set compensation and retention terms for, terminate and oversee the relationship with Safeguard’s independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee also oversees the activities of the internal auditor, reviews the effectiveness of the internal audit function and approves the appointment of the internal auditor. The Audit Committee has the authority to obtain advice, counsel and assistance from internal and external legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding from Safeguard for such advice and assistance. Although the Audit Committee has the powers and responsibilities set forth in its charter, its role is oversight, and management has primary responsibility for the financial reporting process of Safeguard.

The Board has determined that each member of the Audit Committee meets the independence requirements established by SEC regulations, the NYSE listing standards and our Corporate Governance Guidelines. The Board has also determined that Mr. DeMont, Mr. Glass, Ms. Michelson and Ms. Morrison are “audit committee financial experts” within the meaning of the SEC regulations, and the Board has determined that each member of the Audit Committee has accounting and related financial management expertise within the meaning of the NYSE listing standards.

Compensation Committee. The Compensation Committee held four meetings during 2021. The Compensation Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Approve the philosophy for compensation of our executives and other employees;

•	Establish compensation (including base salary, incentive compensation and equity-based programs) for our Chief Executive Officer and other executive officers;

•	Administer the long- and short-term compensation and performance-based incentive plans (which may be cash or equity based);

•	Approve employment agreements and perquisites provided to our executive officers;

•	Review management’s recommendations for our broad-based employee benefit plans;

•	Evaluate and recommend to the Board the compensation for all non-employee directors for service on the Board and its committees; and

•	Review and discuss with management the Compensation Discussion and Analysis and recommend to the Board its inclusion in our Annual Report on Form 10-K and proxy statement.

It also is the responsibility of the Compensation Committee to assess Safeguard’s compensation policies and practices insofar as they may create risk for Safeguard. The Compensation Committee evaluates this risk annually and made the affirmative determination that it does not believe that any of our compensation policies and practices are reasonably likely to have a material adverse effect on Safeguard.

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The Board has determined that each member of the Compensation Committee meets the independence requirements established by SEC regulations, the NYSE listing standards and our Corporate Governance Guidelines.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee held two meetings during 2021. The Nominating & Corporate Governance Committee’s responsibilities, which are described in detail in its charter, include, among other duties, the responsibility to:

•	Establish criteria for the selection of directors;

•	Evaluate and consider qualified Board candidates, including those recommended by shareholders;

•	Recommend to the Board the nominees for director, including nominees for director in connection with Safeguard’s annual meeting of shareholders;

•	Conduct an annual evaluation of the Board and its members and oversee the evaluations of each of the Board committees;

•	Take a leadership role in shaping Safeguard’s corporate governance policies, including developing and recommending to the Board Safeguard’s Corporate Governance Guidelines and Code of Business Conduct and Ethics;

•	Review with management Safeguard’s strategic direction and Safeguard’s strategic plan and the implementation of management’s strategy and report to the Board on such activities;

•	Evaluate the performance of the Chief Executive Officer; and

•	Monitor the process of succession planning for the Chief Executive Officer and executive management.

The Board has determined that each member of the Nominating & Corporate Governance Committee meets the independence requirements established in the NYSE listing standards and by our Corporate Governance Guidelines.

Annual Performance Evaluations. The Nominating & Corporate Governance Committee annually assesses the performance of the Board and the individual performance of each Board member, based on input from all directors, and shares its assessment with the Board. The Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee also annually assess their respective performance and committee processes. The Chairman of the Board reviews the feedback received on individual director performance with each director and solicits suggestions for improving committee and Board performance.

Board Refreshment and Tenure. Our Corporate Governance Guidelines do not maintain term limits on the service of our directors.  The Board believes that term limits could result in the loss of directors who have been able to develop over time increasing insight into our business and operations and an institutional memory that benefits the entire membership of the Board.  Instead, the Nominating and Governance Committee reviews annually each director’s continuation on the Board, which allows the director to confirm his or her desire to continue to serve and provides the Board an opportunity to refresh its membership when it deems appropriate.

There has been significant Board refreshment since 2017, with three of the five nominees for election to the Board having joined the Board during or after 2017 and the remaining two nominees being nominated for election to the Board for the first time.

Our Corporate Governance Guidelines generally restrict a non-employee director who has reached his or her 75th birthday prior to the date of our annual meeting of shareholders from being nominated for re-election to the Board.  However, the Nominating and Corporate Governance Committee may, in special circumstances and where deemed in Safeguard’s best interests, grant an exception to this policy on an annual basis.

Review and Approval of Transactions with Related Persons. The Board has adopted a written policy that charges the Audit Committee with the responsibility of reviewing with management at each regularly scheduled meeting and determining whether to approve any transaction (other than a transaction that is available to all employees generally on a non-discriminatory basis) between us and our directors, director nominees and executive officers or their immediate family members. Between regularly scheduled meetings of the Audit Committee, management may preliminarily approve a related party transaction, subject to ratification of the transaction by the Audit Committee. If the Audit Committee does not ratify the transaction, management will make all reasonable efforts to cancel the transaction.

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Risk Management. Our Board, as a whole and at the committee level, is actively involved in the oversight of risks that affect Safeguard’s business. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Audit Committee oversees the management of financial related risks and related party transactions. The Nominating & Corporate Governance Committee manages risks associated with the independence of our Board and potential conflicts of interest. Although the oversight of certain risks is conducted through committees of the Board, our full Board retains responsibility for risk oversight and no individual committee has been delegated responsibility for such function. Our Board receives reports at each regularly scheduled Board meeting by each committee chair regarding each committee’s considerations and actions, as well as regular reports directly from our senior management team regarding particular risks that may impact Safeguard. This allows our Board and its committees to coordinate the risk oversight role and to keep our Board timely apprised of all risks that might impact Safeguard’s business.

Communications with Safeguard’s Board. Any shareholder or other interested party may communicate with our Board or any specified non-management director(s) by addressing the communication as follows:

c/o Corporate Secretary

Safeguard Scientifics, Inc.

150 N. Radnor Chester Rd.

STE F-200

Radnor, PA 19087

All communications are initially reviewed by the Corporate Secretary. The Chair of the Audit Committee is advised promptly of any such communication that alleges misconduct on the part of Safeguard’s management or raises legal, ethical or compliance concerns about Safeguard’s policies or practices. Typically, we do not forward to our independent directors communications from our shareholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including, without limitation, business plan or other business opportunity submissions, inquiries related to products or services provided by Safeguard’s companies, spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys or polls, business solicitations or advertisements, and any material that relates to improper or irrelevant topics or is unduly hostile, threatening, illegal or similarly unsuitable.

Process for Shareholders to Recommend Potential Director Candidates. In addition to its other responsibilities, the Nominating & Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominating & Corporate Governance Committee may use any number of methods to identify and evaluate potential director nominees, including personal, management and industry contacts; recruiting firms; and candidates recommended by shareholders.

The Nominating & Corporate Governance Committee considers properly submitted shareholder recommendations of director candidates in substantially the same manner as it considers director candidate recommendations from other sources. Any shareholder recommendation must include the following: the nominee’s name and the information about the nominee that would be required in a proxy statement under the SEC’s rules; information about the relationship between the nominee and the recommending shareholder; proof of the number of shares of Safeguard common stock that the recommending shareholder owns and the length of time the shares of Safeguard common stock have been owned; and a letter from the nominee consenting to serve, if elected, as a director.

Recommendations should be addressed to the Chairperson, Nominating & Corporate Governance Committee:

c/o Corporate Secretary

Safeguard Scientifics, Inc.

150 N. Radnor Chester Rd.

STE F-200

Radnor, PA 19087

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Board Compensation. During 2021, each of our directors was compensated for his or her service as a director through payments as shown in the table below:

Amount
Compensation Item	($)
Annual Board Retainers (payable relative to a full year of Board service):
Chairman of the Board	110,000
Other Directors	50,000

Additional Annual Chairperson Retainers (payable relative to a full year of committee service):
Audit Committee	15,000
Compensation Committee	10,000
Nominating & Corporate Governance Committee	10,000

The foregoing amounts are not paid in cash and are instead paid in the form of our common stock based upon the average closing price of a share of our common stock on the New York Stock Exchange composite tape for the 20 consecutive trading days immediately preceding the grant date.

Directors’ fees are paid quarterly, in arrears, and retainers are prorated based on actual days of service relative to a full year of Board service or the service period during which the fees were in effect. We also reimburse our directors for expenses they incur, if any, to attend our Board and committee meetings and for attendance at one director continuing education program during each calendar year or the reasonable cost of one year’s membership in an organization that is focused on director education.

Each director serving on the Board on June 30, 2021 also received 10,423 shares of restricted stock, which had a value of $75,000 based upon the average closing price of a share of our common stock on the New York Stock Exchange composite tape for the 20 consecutive trading days immediately preceding June 30, 2021. These annual restricted stock service grants are fully vested at issuance for directors who have reached age 65 and otherwise vest on the first anniversary of the grant date or, if earlier, once a director reaches age 65.

Safeguard also maintains a Group Deferred Stock Unit Program for Directors (“Directors’ DSU Program”), which was applicable when directors received cash compensation for their Board service and allowed each outside director, at his or her election, to receive DSUs in lieu of the cash retainers when such cash retainers were paid to the directors, as described above, for service on the Board and its committees (“Directors’ Fees”). The deferral election applied to Directors’ Fees to be received for the calendar year following the year in which the election was made and remained in effect for each subsequent year unless the director elected otherwise by the end of the calendar year prior to the year in which the services were rendered. The number of DSUs awarded was determined by dividing the Directors’ Fees by the fair market value of Safeguard’s stock on the date on which the director would have otherwise received the Directors’ Fees. Each director also received a number of matching DSUs, based on the same fair market value calculation, equal to 25% of the Directors’ Fees deferred. A director is always fully vested in DSUs awarded in lieu of Directors’ Fees deferred; the matching DSUs were fully vested at grant for directors who have reached age 65 and otherwise vested on the first anniversary of the date the matching DSUs were credited to the director’s account or, if earlier, once a director reaches age 65. Each DSU entitles the director to receive one share of Safeguard common stock following the date upon which the director leaves the Board. A director also may elect to receive the stock in annual installments over a period of up to five years after leaving the Board.

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Director Compensation – 2021. The following table provides information on compensation earned for services provided during 2021 by each director who served on our Board at any time during 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(1)	Total ($)(1)(3)
Russell D. Glass	–	141,795	–	–	141,795
Joseph M. Manko, Jr.	–	141,795	–	–	141,795
Maureen F. Morrison	–	146,882	–	–	146,882
Robert J. Rosenthal	–	192,608	–	–	192,608

(1)	The stock awards represent the annual service grant of shares of common stock and shares of common stock issued as compensation for service on the Board for 2021, each computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). The fair value of the shares of common stock is determined by multiplying the number of shares of common stock by the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE composite tape, on the grant date.

(2)	The directors’ aggregate holdings of DSUs, stock options (both vested and unvested), and unvested shares of restricted stock, as of December 31, 2021, were as follows:

Name	DSUs (#)	Restricted Stock (#)	Stock Options (#)
Russell D. Glass	–	10,423	–
Joseph M. Manko, Jr.		10,423	–
Maureen F. Morrison	–	–	8,333
Robert J. Rosenthal	43,540	–	–

(3)	Directors also are eligible for reimbursement of expenses incurred in connection with attendance at Board and committee meetings. These amounts are not included in the table above. No such reimbursements were made during 2021.

Stock Ownership Guidelines. Each non-employee director is expected to own a number of shares of our stock having a value at least equal to a designated multiple of the annual retainer paid to such director for service on our Board. Such ownership is expected to be achieved within the later of five years after an individual’s election to our Board or the fifth anniversary following any increase in the required multiple of the annual retainer. Since 2012, the equity position threshold in our stock that is required to be held by non-employee directors is three times the annual Board retainer. No sales of stock are permitted during the period in which the ownership requirement has not been met (except for limited stock sales to meet tax obligations), without the approval of the Board. Shares counted toward these guidelines include:

•	Outstanding shares beneficially owned by the director;

•	Vested shares of restricted stock;

•	Vested DSUs that have been credited to the director; and

•	The net value of shares underlying vested, in-the-money options (“Net Option Value”).

For purposes of calculating the value to be used in monitoring compliance with the ownership guidelines, we utilize (a) the greater of the current value or the cost basis of purchased shares; (b) the greater of the current value or fees deferred in connection with vested DSUs; and (c) our trailing six-month average share price in determining Net Option Value.

Based on information they have provided to us, each non-employee director serving on the Board during 2021 has achieved the required ownership levels.

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PROPOSAL NO. 2 – NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE
OFFICER COMPENSATION

Consistent with our Board’s initial determination, in 2017 our Board again determined that an annual advisory “say-on-pay” vote on executive compensation would be the most appropriate alternative for Safeguard and approximately 81% of the votes cast by our shareholders at our 2017 annual meeting were voted in favor of future advisory say-on-pay votes being held annually.

Accordingly, pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our shareholders with the opportunity to endorse or not endorse Safeguard’s 2021 executive compensation as described in this proxy statement. Shareholders also may abstain from voting.

In considering your vote, we invite you to review the Compensation Discussion and Analysis beginning on page 21 of this proxy statement. As described in the Compensation Discussion and Analysis, the purpose of Safeguard’s compensation policies and procedures is to attract and retain experienced, highly qualified executives crucial to Safeguard’s ultimate success and enhancement of shareholder value. The Compensation Committee has developed an executive compensation program designed to pay for performance and to align the interests of our named executive officers with the interests of our shareholders. The vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation.

Our Board recommends that shareholders indicate their support for the 2021 executive compensation afforded to Safeguard’s named executive officers by voting FOR the following resolution:

“RESOLVED, that the compensation paid to Safeguard’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure included in this proxy statement, is hereby APPROVED.”

This vote will not be binding on our Board or the Compensation Committee and may not be construed as overruling a decision by our Board or the Compensation Committee or imply any additional fiduciary duty on our Board. Further, it will not affect any compensation paid or awarded to any executive.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote “FOR” the approval of the compensation paid to Safeguard’s named executive officers in 2021 as disclosed in this proxy statement.

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Compensation Discussion and Analysis

Executive Summary

Our Compensation Committee (for purposes of this discussion, the “Committee”) is responsible for establishing our company-wide compensation philosophy and practices, for determining the compensation for our “named executive officers” and for approving the compensation for our other senior executives, based on the recommendations of our Chief Executive Officer. This Compensation Discussion and Analysis describes our executive compensation program and the compensation decisions made for 2021 for our named executive officers.

In January 2018, Safeguard ceased deploying capital into new opportunities in order to focus on supporting the existing ownership interests (such companies are referred to throughout this Compensation Discussion and Analysis (“CD&A”) as our “companies” or Safeguard’s or its “companies”) and maximizing monetization and other strategic opportunities to enable Safeguard to return value of such companies to its shareholders. This strategy is sometimes referred to in this CD&A as the “Strategy.”

At December 31, 2021, there were two individuals serving as named executive officers of Safeguard:

Eric Salzman	Chief Executive Officer
Mark A. Herndon	Senior Vice President and Chief Financial Officer

Our senior executive group is currently comprised of a total of three executives, including our current two named executive officers. This CD&A also describes programs that apply to our senior executive group as a whole.

Recent Business Highlights

•	We exited several ownership interests during 2021 resulting in aggregate cash proceeds of $61 million.

•	We completed a modified Dutch auction self-tender that resulted in the repurchase of 4.3 million shares of our common stock for an aggregated price of $38.7 million, or $9.00 per share.

•	We prudently managed follow-on deployments. Follow-on deployments totaled $2.7 million during 2021, which was less than the $5 million to $7 million expected at the beginning of the year primarily due to certain expected events being postponed until 2022.

•	General and administrative expenses continued to decrease, totaling $7.2 million for 2021 as compared to $9.5 million for 2020.

•	Our Board continues to be compensated solely with Safeguard equity.

•	Payments for 2021 performance under Safeguard’s Management Incentive Program were paid one-half in Safeguard equity and one-half in cash.

Key 2021 Compensation Decisions

•	On December 21, 2021, Safeguard and Mr. Salzman entered into a new employment agreement (the “New Employment Agreement”), which became effective on January 1, 2022 following the expiration of Mr. Salzman’s prior employment agreement (the “Prior Employment Agreement”).

•	Pursuant to the terms of the Prior Employment Agreement, Mr. Salzman received a performance stock unit grant representing a right to receive up to 120,000 shares of Safeguard’s common stock, which would vest if certain performance criteria were achieved by December 31, 2021. After reviewing Safeguard’s performance against such criteria, in January 2022, the Committee approved the vesting of 85,000 performance stock units.

•	The New Employment Agreement made no changes to Mr. Salzman’s annual base salary of $500,000.

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•	On an annualized basis, the New Employment Agreement also provided for similar equity grants as the Prior Employment Agreement. Specifically, the New Employment Agreement included the award of: (i) 60,000 shares of Safeguard’s common stock, which will vest and become payable ratably on a monthly basis during 2022, and (ii) a performance stock unit grant representing a right to receive 80,000 shares of Safeguard’s common stock, which will vest if certain performance criteria are achieved by December 31, 2022, in each case subject to Mr. Salzman’s continued employment unless termination is without cause or Mr. Salzman resigns with good reason.

•	The other members of Safeguard’s management team participated in Safeguard’s 2021 management incentive plan. After reviewing Safeguard’s and each individual’s performance against the objectives set forth in Safeguard’s 2021 management incentive plan, the Committee approved a 100% achievement level. For clarity, Mr. Salzman did not participate in the 2021 management incentive plan.

•	Payments under the 2021 management incentive plan were paid to employees one-half in cash and one-half in shares of Safeguard’s common stock.

•	Payments under the Safeguard Scientifics, Inc. Transaction Bonus Plan (as amended, the “LTIP”) became due and payable for the first time during 2021. Under the LTIP, participants have a contingent right to receive payments from a cash bonus pool only after certain amounts of cash consideration are received by Safeguard in connection with the sale or other liquidation of its assets. (See below under “Compensation Discussion and Analysis— The Strategy - Changes in Compensation Policies and Practices” for a more detailed discussion of the LTIP.)

•	The LTIP payments made to Mr. Salzman and Mr. Herndon in 2021 were equal to $135,000 and $473,333, respectively (which is equal to 5.4% and 18.9%, respectively, of the total LTIP payments).

•	Effective January 1, 2022, Mr. Herndon’s annual base salary was increased from $270,000 to $285,000 and his target annual variable incentive compensation was increased from $162,000 to $171,000.

Effective Corporate Governance Principles

Below is a summary of what we did and what we did not do relating to executive compensation during 2021:

WHAT WE DID:

✓	Emphasized variable pay for performance by providing significant equity-based compensation or by linking our named executive officers’ target incentive compensation to Safeguard’s performance

✓	Maintained short-term and long-term incentive programs with distinct performance-based measures

✓	Maintained a compensation recoupment policy that will permit us to seek reimbursement of cash and incentive compensation and/or equity grants in certain instances of financial statement restatement

✓	Maintained meaningful stock ownership guidelines for our senior executives and Board members

WHAT WE DIDN’T DO:

Provide golden parachute excise tax or other tax gross-ups upon a change in control

Provide any material perquisites

Grant stock option awards or stock appreciation rights (“SARs”) below 100% of fair market value

Permit hedging or short-sales transactions in our stock by our senior executives, or permit the use of Safeguard stock as collateral for indebtedness by our senior executives

Provide a pension plan or special retirement program other than our 401(k) plan, which is available to all employees

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The Committee reviews our compensation philosophy each year to ensure that its principles and objectives are aligned with our overall business strategy and aligned with the interests of our shareholders. We seek to apply a consistent philosophy across our executive group, not just among our named executive officers.

Compensation Philosophy and Objectives

Our overall goals in compensating our executives in 2021 were as follows:

•	Encourage alignment of executive and shareholder interests as an incentive to increase shareholder value, including by way of continuing to provide equity-based compensation for our new Chief Executive Officer;

•	Retain and motivate executives whose experience and skills could be leveraged to facilitate Safeguard’s companies’ growth, success and ultimate monetization;

•	Promote and reward the achievement of short-term and long-term corporate objectives that our Board and management believe will lead to growth in shareholder value;

•	Provide a mix of fixed and variable at-risk cash and equity compensation; and

•	Link variable compensation to metrics that demonstrate value creation for Safeguard.

Role of the Compensation Committee in Compensation Decisions

The Committee is responsible for the design of our executive compensation program and for making decisions regarding our named executive officers’ compensation. The Committee also makes, or has final approval authority regarding, all compensation decisions for our other senior executives. Annually, the Committee reviews executive compensation practices, including the methodology for setting total named executive officers’ compensation, the goals of the program and the overall compensation philosophy for Safeguard. The Committee believes that the overall objectives of its compensation philosophy are better achieved through flexibility. The Committee ultimately makes decisions regarding executive compensation based on its assessment of Safeguard’s performance and the achievement of its companies’ and corporate goals.

The Committee is also responsible for approving and granting equity awards to our directors, executives, employees and, from time to time, other independent advisors and consultants. The Committee’s responsibilities are more fully described in its charter, which is available at www.safeguard.com/governance.

Role of Executive Officers in Compensation Decisions

Within the parameters approved by the Committee each year and any applicable existing employment agreements, our Chief Executive Officer is responsible for evaluating and recommending compensation for our other employees, including annually assessing the performance of each other employee. In determining the compensation of our executives, the Committee considers our Chief Executive Officer’s assessment and recommendations. However, other than for compensation that has been established contractually or under quantitative formulas established by the Committee each year under our management incentive program, the Committee exercises its own discretion in determining whether to accept or modify our Chief Executive Officer’s recommendations. These individuals are not present when the Committee and our Chief Executive Officer review their performance or when the Committee makes its determinations concerning their compensation.

Setting Executive Compensation

The Committee believes that a significant portion of each executive’s total compensation should be variable or “at-risk.” The Committee also believes that a significant portion of our Chief Executive Officer’s total compensation should be paid in the form of equity. It is the view of the Committee that the greater the ability of an executive (based on role and responsibilities at Safeguard) to impact Safeguard’s achievement of its short- and long-term objectives, the greater the percentage of such executive’s overall compensation that should be “at-risk” or paid in the form of equity. In 2021, the Committee principally utilized variable/at-risk cash compensation and equity-based compensation to pursue its objectives in this regard. For further discussion of setting executive compensation, see “The Strategy - Changes in Compensation Policies and Practices” below.

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Outcome of the 2021 Say-on-Pay Vote and Shareholder Outreach

At our 2021 annual meeting of shareholders, our shareholders approved the compensation of our named executive officers, with approximately 52% of shareholder votes being cast in favor of our say-on-pay proposal on executive compensation. The Committee will continue to consider the outcome of our shareholders’ advisory vote on executive compensation and shareholder feedback when making future compensation decisions for our named executive officers.

2021 Compensation Program

During 2021, the Committee used the following principal elements of executive compensation to meet its overall goals:

Compensation Element	Objective	Key Features	Performance / At Risk?
Base Pay	Rewards an executive’s core competencies relative to skills, experience, responsibilities and anticipated contributions to us and our companies.	Unless contractually determined, subject to adjustment annually based on individual performance, experience, leadership and market factors.	No.
Annual Incentives	Rewards an executive’s contributions towards the achievement of annual corporate objectives.	The Committee establishes annual performance objectives that align our compensation practices with our shareholders’ interests.	Yes; payout occurs only upon achievement of established measurable goals. May not pay out if annual performance goals are not met.
Transaction Bonus Plan	Rewards an executive’s contributions towards the achievement of the monetization of ownership interests.	The bonus pool is principally based on cash consideration received by Safeguard.	Yes; payout occurs only upon the achievement of thresholds related to cash received by Safeguard or specified events.
Restricted Stock and Stock Units (subject to time-based vesting)	Encourages executive ownership of our stock and promotes continued employment with us through the use of vesting based on extended tenure with Safeguard.	Value is realized based on future stock price, with a direct correlation to changes in shareholder value.	Yes; value increases or decreases in correlation to share price.
Restricted Stock Units (subject to performance-based vesting)	Correlates realized pay with increases in shareholder value.	Aligns the incentive award with the factors critical to the creation of shareholder value.	Yes; executives may realize little or no value if pre-determined performance metrics are not achieved.
Health and Welfare Benefits	Provides benefits that are part of our broad-based employee benefits programs, including medical, dental, life insurance, disability plans and our 401(k) plan matching contributions.	Ensures competitive market practices and promotes continued employment.	No.
Severance and Change-in-Control Arrangements	Helps us retain certain of our executive officers, providing us with continuity of executive management.	Payments are forfeited if the executive resigns without good reason or is terminated for cause.	No.

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Base Pay. Base pay is established initially on the basis of several factors, including market competitiveness; past practice; individual performance and experience; the level of responsibility assumed; the level of skills and experience that can be leveraged across our companies to facilitate their growth and success; and individual employment negotiations with executives. Each of our executive officers has an agreement with us that sets a minimum base salary.

Base salaries typically are reviewed annually (at the end of one year and the beginning of the upcoming calendar year) by the Committee, as well as in connection with a promotion or other changes in job responsibilities. Effective January 1, 2022, Mr. Herndon’s annual base salary was increased from $270,000 to $285,000.

The Committee does not typically make adjustments to the base salary levels for our executives based on cost-of-living types of factors.

Incentives.

General Philosophy. We believe that short-term compensation (such as base salary and annual incentive awards) should not be based solely on the short-term performance of our stock, whether favorable or unfavorable, but also on our executives’ management of Safeguard towards achieving the annual goals that we believe will contribute to shareholder value.

Incentive Opportunity for Chief Executive Officer. Effective April 1, 2020, Safeguard appointed Mr. Salzman to the position of Chief Restructuring Officer to succeed Brian Sisko, Safeguard’s then President and Chief Executive Officer. Later, on December 21, 2020, Safeguard appointed Mr. Salzman to the position of Chief Executive Officer. Mr. Salzman does not participate in Safeguard’s Management Incentive Program (“MIP”). Instead, Mr. Salzman receives significant equity-based compensation. The initial six-month period (i.e., April 1, 2020 through September 30, 2020) of Mr. Salzman’s employment included equity-based compensation that consisted of: (i) a fully vested stock grant of 8,000 shares of Safeguard’s common stock, (ii) 20,000 additional shares of Safeguard’s common stock, which vested during such period, and (iii) an additional 17,000 shares of Safeguard’s common stock, which were issued at the end of such initial six-month period. Following such initial six-month period, Mr. Salzman received: (i) a restricted stock award of 75,000 shares of Safeguard’s common stock, which vested and was paid ratably on a monthly basis through December 31, 2021, and (ii) a performance stock unit grant representing a right to receive up to 120,000 shares of Safeguard’s common stock, which would vest if certain performance criteria were achieved by December 31, 2021. After reviewing Safeguard’s performance against such criteria, in January 2022, the Committee approved the vesting of 85,000 of such performance stock units.

Effective January 1, 2022, Mr. Salzman received an additional restricted stock award of 60,000 shares of Safeguard’s common stock, which will vest and be paid ratably on a monthly basis through December 31, 2022, subject to Mr. Salzman’s continued employment, and a performance stock unit grant representing a right to receive 80,000 shares of Safeguard’s common stock, which will vest based on the Committee’s discretion and if certain performance criteria are achieved by December 31, 2022, subject to Mr. Salzman’s continued employment.

Incentive Opportunity for other Officers. The Committee annually awards bonuses to our other executives under the MIP. The MIP is designed to provide a variable short-term incentive to our named executive officers and our other executives and employees principally based on Safeguard’s annual performance and/or individual achievement. These awards are determined annually following the end of each calendar year based on the Committee’s assessment of the achievement of objectives established at the beginning of the year. Payments may be made in cash and/or equity, in the Committee’s discretion. The awards for the 2021 calendar year were paid one-half in cash and one-half in shares of Safeguard’s common stock. Neither the actual awards to be made under the MIP nor the minimum long-term value of any equity grants made is guaranteed.

For 2021, the Committee determined that our named executive officers and other senior executives participating in the MIP would be eligible to receive an award under the MIP based on the achievement by Safeguard of corporate objectives as well as personal performance. Other employees also participated in our 2021 MIP based on the achievement by Safeguard of corporate objectives as well as personal performance. The Committee may adjust the relative weightings of corporate and, when applicable, individual objectives for specified employees under our MIP, including our named executive officers, in the future in light of Safeguard’s overall compensation goals.

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2021 MIP Performance Measures. The Committee established specific performance criteria under the 2021 MIP, incenting the senior executives participating in the MIP to actively drive our companies’ value creation and monetization and manage our operating liquidity and minimize our operating costs. Within the specific parameters of the 2021 MIP, the Committee reserved a significant level of discretion generally and in reaching final determinations of achievement levels attained. The determination to reserve such discretion and flexibility arose from the Committee’s belief that, given Safeguard’s business activities, as circumstances change throughout a given fiscal year, on a macro and/or a micro level, specific/rigid formulas or guidelines for measuring achievement set in the beginning of a year, if strictly applied, may well incent activity that does not result in, or compensation grants that do not match, actual shareholder value creation and that the execution of the Strategy would likely entail the arising of unforeseen circumstances. The award criteria finally adopted were designed to provide management with a meaningful guideline for meeting the Committee’s criteria for a target award, but not guarantee achievement or make achievement somewhat inevitable or impossible. This approach is also intended to provide the possibility of exceeding target awards and some economic recognition, albeit reduced, for near achievement of the target.

Consistent with their respective employment agreements and Safeguard’s overall compensation philosophy, and based upon multiple factors reviewed by the Committee, including an assessment of competitive compensation data in the market in which Safeguard competes for executive talent and to better align the interests of Safeguard management and our shareholders, the following target MIP awards for 2021 were set for our named executive officers:

Name	2020 MIP Target Variable Incentive (1)	2021 MIP Target Variable Incentive	2022 MIP Target Variable Incentive (1)
Eric Salzman	n/a	n/a	n/a
Mark A. Herndon	$162,000	$162,000	$171,000

(1)	The 2020 and 2022 MIP target variable incentive amounts have been included for comparison purposes.

There were no mandatory minimum awards payable under the 2021 MIP, and awards were paid based upon the Committee’s determination of the level of achievement of the applicable corporate objectives and personal objectives.

Determination of 2021 Payouts. In late 2021 and early 2022, the Committee reviewed Safeguard’s corporate performance against the corporate objectives described above and the personal achievement of the senior executives participating in the MIP. The Committee approved a combined achievement level of 100% (against targeted amounts) for the senior executives participating in the MIP.

Based on its assessment of the achievement of the 2021 MIP corporate and personal objectives, the Committee authorized the following individual awards to Safeguard’s named executive officers. The Committee determined to pay the 2021 MIP payments to our executives one-half in cash and one-half in shares of Safeguard’s common stock.

Name	Payout Level (1)	Total Variable Incentive Payment
Eric Salzman	n/a	n/a
Mark A. Herndon	100%	$162,000
Named Executive Officers, as a group (1 named executive officer)	100%	$162,000

(1)	Percentage of 2021 MIP Target. Mr. Salzman does not participate in the MIP.

The Committee annually reviews the equity awards held by our executives and other employees and also may consider awards periodically during a year in an effort to retain and motivate employees and to ensure continuing alignment of executive and shareholder interests. Grants may be made at regularly scheduled meetings or at special meetings convened to approve compensation arrangements for newly hired executives or for executives who have been promoted or are otherwise subject to changes in responsibilities. Any stock options granted are granted with an exercise price equal to the average of the high and low trading prices of our common stock on the date of grant. For administrative convenience, the Committee has adopted a policy of generally issuing approved grants on the last business day of the quarter for new hires and on the last business day of the month in which grants are approved by the Committee for all other grants.

Perquisites (fringe benefits). During 2021, we provided life insurance coverage ranging from $750,000 to $1,000,000 to each of our named executive officers at a total cost of $5,184. Our named executive officers also are eligible to participate in the fringe benefits that Safeguard may offer, from time to time, on a non-discriminatory basis to all of our employees.

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Severance and Change-in-Control Arrangements

During 2021, each of our current named executive officers, respectively, was a party to an employment agreement with Safeguard.  Mr. Salzman’s current employment agreement provides for a term of employment through December 31, 2022, following which he will be an “employee-at-will.” Mr. Herndon is an “employee-at-will” since his employment agreement does not provide for a term of employment.  Such employment agreements with Safeguard provide for certain severance benefits in the event of termination of employment by Safeguard without “cause” or by the officer for “good reason” (as defined in the agreements).  See “Executive Compensation—Potential Payments upon Termination or Change in Control” below for a summary of the specific benefits that each named executive officer will receive upon the occurrence of a termination event.

Key Employee Compensation Recoupment Policy

In April 2013, the Board approved a Key Employee Compensation Recoupment Policy (the “Recoupment Policy”). Under the Recoupment Policy, we have the right to require any “key employee” to reimburse to Safeguard all or any part of an amount equal to any cash incentive award, and/or to forfeit all or any part of any equity grant (whether vested or not), awarded, paid and/or made to such key employee within three years of a “Triggering Event” under the Recoupment Policy. For purposes of the Recoupment Policy, the term “key employee” means each of our named executive officers, each other Safeguard employee who holds the title of Vice President or above, and our controller and assistant controller. A “Triggering Event” is one or more of the following, as determined by the Board or the Committee, in its sole discretion: (i) it is determined that (a) a key employee engaged in any fraud, misconduct, gross negligence or ethical misconduct which resulted in a financial restatement by Safeguard, or any material adverse impact on Safeguard, and (b) the key employee received any cash incentive award or equity grant from Safeguard, the payment or issuance of which was based in whole or in part on such actions of the key employee; or (ii) it is determined that Safeguard’s consolidated financial statements or any other metric utilized by the Committee to establish, in whole or in part, a cash incentive award or equity grant to the key employee were inaccurate due, in whole or in part, to the fraud, misconduct, gross negligence or ethical misconduct of the key employee. The Committee will administer and enforce the Recoupment Policy on behalf of Safeguard and has broad, sole discretionary authority to interpret and to make determinations with respect to the Recoupment Policy. The Committee’s determinations will be final and binding on all key employees and other persons.

The Recoupment Policy was adopted in furtherance of the commitment by the Committee and the Board to sound executive compensation practices and effective corporate governance, and not in response to any particular situation or circumstance. Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the SEC to promulgate regulations applicable to public companies that require the recovery of incentive compensation in the event of a financial statement restatement and certain other circumstances. The Board intends to review the Recoupment Policy following SEC adoption of final rules to implement Section 954 of Dodd-Frank and the effectiveness of the applicable NYSE listing standards to ensure compliance.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any of the companies’ chief executive officer and certain other NEOs. Prior to the effectiveness of the Tax Cuts and Jobs Act, performance-based compensation satisfying certain requirements was not subject to this deduction limitation. Effective January 1, 2018, the performance-based compensation exception is not available to public companies, except for certain limited grandfathered arrangements.  We periodically reviewed potential consequences of Section 162(m) and, prior to January 1, 2018, the stock options and PSUs awarded under our equity compensation plan were intended to comply with the provisions of Section 162(m).

Stock Ownership Guidelines

Our Board has established stock ownership guidelines that are designed to closely align the long-term interests of our named executive officers and other senior executives with the long-term interests of our shareholders. During 2021 our ownership guidelines were as follows:

Executive	Ownership Requirement
Chief Executive Officer	4X Base Salary
Executive Vice President / Chief Financial Officer	3X Base Salary
Senior Vice President	2X Base Salary

The Nominating & Corporate Governance Committee monitors compliance with the ownership requirements as of the end of each calendar year. Shares counted toward these guidelines include:

•	Shares beneficially owned by the executive officer;

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•	Vested portion of restricted stock units and restricted stock awards; and

•	Net value of shares underlying vested, in-the-money options (“Net Option Value”).

For purposes of calculating the value to be used in monitoring compliance with the ownership guidelines, we utilize (a) the greater of the current value or the cost basis of purchased shares or vested restricted stock units/restricted stock awards as to which the executive has declared income and paid taxes; and (b) our trailing six-month average share price in determining Net Option Value.

The stock ownership guidelines in effect in 2021 provided that each executive generally must meet the stock ownership requirement by December 31st of the year of the fifth anniversary of the event triggering the stock ownership requirement (or any increase in the stock ownership requirement). Due to the Strategy, in March 2019, the Nominating & Corporate Governance Committee eliminated the specific timeframe by which our named executive officers and other senior executives must satisfy the stock ownership requirements; provided that no sales of Safeguard stock by our named executive officers and other senior executives are permitted until the stock ownership requirement is met (except for (i) limited stock sales to meet tax obligations and (ii) sales of shares awarded under the 2021 management incentive plan) without the approval of the Board or our Nominating & Corporate Governance Committee. As of the date of this proxy statement, our named executive officers have not yet achieved the required stock ownership level.

Prohibition on Speculation in Safeguard Stock

Safeguard’s policy on securities trading prohibits our executive officers, directors, and other employees from engaging in activities with regard to our stock that can be considered as speculative, including but not limited to, short selling (profiting if the market price of our securities decreases); buying or selling publicly traded options (e.g., a put option, which is an option or right to sell stock at a specific price prior to a specified date, or a call option, which is an option or right to buy stock at a specific price prior to a specified date); and hedging or any other type of derivative arrangement that has a similar economic effect. Our executive officers and directors also are prohibited from pledging, directly or indirectly, our common stock or the stock of any of our companies, as collateral for indebtedness.

The Strategy - Changes in Compensation Policies and Practices

In January 2018, Safeguard ceased deploying capital into new opportunities in order to focus on supporting its existing ownership interests and maximizing monetization opportunities to enable returning value to shareholders. Initiatives considered to do so include, among others: the sale of our ownership interests, the sale of certain or all of our ownership interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize shareholder value (the “Strategy”).

In connection with the Strategy, on April 6, 2018, the Committee approved, and the Board adopted, the Safeguard Scientifics, Inc. Transaction Bonus Plan, which was amended and restated as the Safeguard Scientifics, Inc. Amended and Restated Transaction Bonus Plan (the “LTIP”), which was approved and adopted on February 18, 2019 and further amended effective May 29, 2020. The purpose of the LTIP is to better promote the interests of Safeguard and its shareholders by providing a definitive incentive to employees to maximize the value of Safeguard in connection with the execution of the Strategy.

Under the LTIP, participants, which include certain current and former employees, may receive a contingent right to receive a payment under the LTIP from a cash bonus pool. The bonus pool becomes available only after cash consideration is received by Safeguard in connection with the sale or other liquidation of its assets, including the sale of interests in its companies. (“Sale Transaction(s)”).

Following a Sale Transaction, the bonus pool will be equal to, and participants will receive an aggregate of, 0.2% to 1.3% of the transaction consideration (as defined in the LTIP and set forth below) received by Safeguard in connection with the Sale Transaction, provided that (i) the cash bonus pool shall not be available until Safeguard has received a specified minimum amount of transaction consideration and (ii) each additional payment from the bonus pool will first require that Safeguard has received a further specified minimum amount of transaction consideration. In addition, the cash bonus pool will be equal to, and participants will receive, a specified minimum dollar amount upon the occurrence of a single transaction or a series of related transactions pursuant to which either (i) Safeguard sells, transfers or otherwise disposes of multiple assets representing, in the aggregate, a material portion of Safeguard’s assets (as determined in good faith by Safeguard’s Board of Directors) or (ii) Safeguard is sold, merged or consolidated with or into another company.

For purposes of the LTIP, “transaction consideration” means, in connection with a Sale Transaction(s), (i) the cash consideration received directly or indirectly by Safeguard, minus (ii) the sum of the commissions, fees and expenses payable to the Safeguard’s investment bankers and the amount of fees and expenses payable to Safeguard’s professional advisors in connection with the Sale Transaction. For purposes of Transaction Consideration, cash shall not be considered paid to Safeguard unless and until the cash has been received by Safeguard and shall include any cash received by Safeguard upon the sale of securities or other consideration received in connection with any Sale Transaction.

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All current officers and employees of Safeguard are eligible to participate in the LTIP. The Board, in its sole discretion, determines the participants to whom awards are granted under the LTIP, and the amounts of the awards relating to the bonus pool, provided that any award made to an officer or employee may not be rescinded unless the officer or employee has been terminated for cause or the employee has resigned without good reason.

At the time of the adoption of the initial Transaction Bonus Plan on April 6, 2018, the Committee also awarded, to all holders of performance unit and stock unit awards previously granted under Safeguard’s 2014 Equity Compensation Plan (the “Plan”), dividend equivalents relating to such awards. The Committee awarded such dividend equivalents, meaning amounts determined by multiplying (i) the number of shares of Company stock or stock units subject to an award under the Plan by (ii) the per-share extraordinary dividend or distribution paid by Safeguard on its stock as described in Section 5(c) of the Plan (“Dividend Equivalents”), to grantees to the extent the grantees held any of the following awards under the Plan: (1) stock units that have not yet been vested and distributed, and (2) performance units that have not yet been vested and distributed. The Dividend Equivalents are subject to the same vesting terms and other conditions of the existing awards and will be governed by the terms of the existing award and the Plan.

On February 18, 2019, the Board approved an award under the LTIP to Mark A. Herndon, the Company’s Senior Vice President and Chief Financial Officer, with a bonus pool percentage equal to 7%. Mr. Salzman, the Company’s current Chief Executive Officer, has not received a fixed award under the LTIP, but he, like all LTIP participants, is eligible to receive any portion of a bonus pool that was not previously awarded to an LTIP participant.

Payments under the LTIP became due and payable for the first time during 2021. The total amount of these payments was $2,500,000. The LTIP payments made to Mr. Salzman and Mr. Herndon in 2021 were equal to $135,000 and $473,333, respectively (which is equal to 5.4% and 18.9%, respectively, of the total LTIP payments).

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EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended December 31, 2021 and 2020

The table below is a summary of total compensation paid to or earned by our named executive officers for the fiscal years ended December 31, 2021 and 2020. At December 31, 2021, there were two individuals serving as named executive officers of Safeguard.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
Eric C. Salzman	2021	500,000	135,000	312,101	—	-—	—	18,347	965,448
Chief Executive Officer	2020	395,000	—	358,177	—	—	—	16,919	770,096
Mark A. Herndon Senior Vice President and	2021	270,000	298,333	—	—	337,000	—	16,909	922,242
Chief Executive Officer	2020	266,398	—	—	—	145,800	—	16,699	428,897

(1)	In May 2020, Mr. Herndon’s annual base salary was increased from $260,000 to $270,000. The salary for Mr. Herndon for 2020 represents a blended rate based on such compensation changes that the Committee approved during 2020.

(2)

For Mr. Salzman, the amounts reported in this column for 2021 represent discretionary payments made under the LTIP during 2021 in the amount of $135,000. For Mr. Herndon, the amounts reported in this column for 2021 represent discretionary payments made under the LTIP during 2021 in the amount of $298,333. The payments under the LTIP are described in more detail under “Compensation Discussion and Analysis— The Strategy - Changes in Compensation Policies and Practices.”

(3)

Consistent with SEC rules, stock awards are required to be valued using the aggregate grant date fair value computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Even though awards may be forfeited, the amounts reported do not reflect this contingency. Amounts reported for these awards do not reflect our accounting expense for these awards during the year and may not represent the amounts that our named executive officers will actually realize from the awards. Whether, and to what extent, Mr. Salzman realizes value will depend on (i) continued employment, (ii) whether certain performance criteria are achieved and (iii) the Committee’s discretion. Vesting of awards held by Mr. Salzman may be accelerated in certain circumstances as detailed below under “Potential Payments upon Termination or Change in Control.”

(4)

During 2020, the Committee awarded Mr. Salzman a combination of (i) time-based vesting restricted stock and restricted stock units and (ii) and performance-based vesting restricted stock units (the “PSUs”). The fair value of the restricted stock and restricted stock units was equal to the average of the high and low trading prices of a share of our common stock on the grant dates as follows: $5.715 per share for awards granted on April 10, 2020, $5.435 for awards granted on October 1, 2020, and $6.03565 for awards granted on October 12, 2020. The PSUs were subject to performance-based vesting based on the monetization of our company interests, management of corporate expenses and the Committee’s discretion. Each PSU entitled Mr. Salzman to receive one share of Safeguard common stock on or about the date upon which the PSU vests. The Committee, in its sole discretion, could award an additional grant of up to 20% of the PSUs at Target for overachievement for each goal. The grant date fair value for the PSUs included in this column for 2020, which was $0, was computed based upon the probable outcome of the performance conditions as of the grant date. Ultimately, 85,000 of such PSUs vested in January 2022, which is equal to the grant date fair value of $461,975 for the vested PSUs granted to Mr. Salzman in 2020.

During 2021, 60,000 shares of restricted stock held by Mr. Salzman vested. The fair value of each share of such restricted stock was equal to the average of the high and low trading prices of a share of our common stock on the grant date, which was $5.435.

In early January 2022, Mr. Salzman received an additional restricted stock award of 60,000 shares of Safeguard’s common stock, which will vest and be paid ratably on a monthly basis through December 31, 2022, subject to Mr. Salzman’s continued employment, and a performance stock unit grant representing a right to receive 80,000 shares of Safeguard’s common stock, which will vest based on the Committee’s discretion and if certain performance criteria are achieved by December 31, 2022, subject to Mr. Salzman’s continued employment.

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(5)	For Mr. Herndon, the amounts reported in this column for 2021 represent payments: (i) made pursuant to a fixed award under the LTIP during 2021 in the amount of $175,000 and (ii) payments for awards earned under our 2021 Management Incentive Plan paid in January 2022 in the amount of $162,000. The payments under the LTIP are described in more detail under “Compensation Discussion and Analysis— The Strategy - Changes in Compensation Policies and Practices.” The payments under the 2021 Management Incentive Plan are described in more detail under “Compensation Discussion and Analysis—2021 Compensation Program.” Payments under the 2021 management incentive plan were paid to employees one-half in cash and one-half in shares of Safeguard’s common stock.

(6)	For 2021, All Other Compensation includes the following amounts:

Name	401(k) Matching Contribution ($)	Life Insurance Premiums ($)	Group Life Insurance Imputed Income ($)	Severance Benefits ($)
Eric C. Salzman	14,250	3,132	965	—
Mark A. Herndon	14,250	2,052	607	—

Our named executive officers also are eligible to receive matching charitable contributions under our program, which is available to all employees, subject to a maximum of $1,500 in matching contributions for each individual for each calendar year.

The terms of the employment agreements of our current named executive officers provided that Mr. Salzman’s initial base salary shall be $500,000 and Mr. Herndon’s initial base salary shall be $260,000 and Mr. Herndon’s initial minimum annual cash incentive target award shall be $130,000. The base salary and annual cash incentive target award for our named executive officers are reviewed by the Committee each year and in connection with such reviews, Mr. Herndon’s current base salary is $285,000 and his current target award is $171,000. Mr. Salzman’s employment agreement provides for a term of employment through December 31, 2022, following which his employment term may be extended upon mutual agreement. Mr. Herndon is an “employee-at-will” since his employment agreement does not provide for a term of employment. The primary focus of these agreements is to provide our executive officers with severance benefits in the event of a termination of employment involuntarily, without cause or for good reason, or upon a change in control, as described below under “Potential Payments upon Termination or Change in Control.”

The components of compensation reported in the Summary Compensation Table, including an explanation of the amount of salary and cash incentive compensation in proportion to total compensation, are described in detail under “Compensation Discussion and Analysis.”

Grants of Plan-Based Awards — 2021

The following table shows awards granted during 2021 to our named executive officers.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base	Closing Market	Grant Date Fair Value of Stock
Name	Grant Date	Date of Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)	Price of Option Awards ($/Sh)	Price on Date of Grant ($/Sh)	and Option Awards ($)
Eric C. Salzman	—	—	—	—	—	—	—	—	—	—	—	—	—
Mark C. Herndon	3/18/21	3/2/21	—	162,000	—	—	—	—	—	—	—	—	—

(1)

This award was made to Mr. Herndon under our 2021 MIP. There was no mandatory minimum award payable under our 2021 MIP other than in connection with a termination of employment as specified in a named executive officer’s employment agreement. The amount in the table payable to Mr. Herndon represents a payout that might have been achieved based on performance at target performance levels. The actual payment under his award, which has already been determined and was paid in January 2022, is included for 2021 in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Payments under the 2021 MIP were paid one-half in cash and one-half in shares of Safeguard’s common stock.

(2)

In early January 2022, Mr. Salzman received a restricted stock award of 60,000 shares of Safeguard’s common stock, which will vest and be paid ratably on a monthly basis through December 31, 2022, subject to Mr. Salzman’s continued employment, and a performance stock unit grant representing a right to receive 80,000 shares of Safeguard’s common stock, which will vest based on the Committee’s discretion and if certain performance criteria are achieved by December 31, 2022, subject to Mr. Salzman’s continued employment. These grants will be reported in the Summary Compensation Table – Fiscal Years Ended December 31, 2022 and 2021, the Grants of Plan-Based Awards – 2022 table, and the Outstanding Equity Awards at Fiscal Year End – 2022 that will be included the proxy statement for Safeguard’s 2023 annual meeting.

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Outstanding Equity Awards at Fiscal Year-End — 2021

The below table shows the equity awards we have made to our named executive officers that were outstanding at December 31, 2021.

		Option Awards					Stock Awards
Equity Incentive
				Equity Incentive				Market	Equity Incentive	Plan Awards:
				Plan Awards:			Number	Value of	Plan Awards:	Market or
		Number of	Number of	Number of			of Shares	Shares or	Number of	Payout Value of
		Securities	Securities	Securities			or Units	Units of	Unearned	Unearned
		Underlying	Underlying	Underlying			of Stock	Stock	Shares, Units or	Shares, Units or
		Unexercised	Unexercised	Unexercised	Option		That	That Have	Other Rights	Other Rights
		Options	Options	Unearned	Exercise	Option	Have Not	Not	That Have Not	That Have Not
	Grant	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	Exercisable	Unexercisable	(#)(1)	($)	Date	(#)(1)	($)(2)	(#)(1)(3)	($)(2)(3)
Eric C. Salzman	10/01/20	—	—	—	—	—	—	—	100,000	735,000
Mark A. Herndon	—	—	—	—	—	—	—	—	—	—

(1)	Vesting of equity awards may be accelerated upon death, permanent disability, retirement on or after 65th birthday, termination of employment for good reason or without cause, or termination of employment in connection with a change in control. Further information regarding the equity awards that are subject to acceleration of vesting in each circumstance can be found below under “Potential Payments upon Termination or Change in Control.”
(2)	Under SEC rules, the value is calculated based on the year-end closing stock price of $7.35, as reported on the NYSE composite tape, multiplied by the number of shares or the number of shares of stock underlying the PSUs that have not vested.
(3)	The PSUs are subject to performance-based vesting based on the monetization of our company interests, management of corporate expenses and the Committee’s discretion. Each PSU entitles Mr. Salzman to receive one share of Safeguard common stock on or about the date upon which the PSU vests. Mr. Salzman may receive an additional grant of up to 20% of the PSUs at Target for overachievement for each goal. In January 2022, the Committee approved the vesting of 85,000 of such PSUs, with the remaining PSUs being canceled.

Option Exercises and Stock Vested — 2021

The following table shows restricted stock awards that vested during 2021. No stock options were exercised during 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Eric C. Salzman	–	–	60,000	452,740
Mark A. Herndon	–	–	–	-

(1)	The value realized on exercise is determined by multiplying the number of shares acquired on exercise by the difference between the exercise price and the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE consolidated tape, on the exercise date, or, for those shares that were sold upon exercise of the options, the difference between the sales price of the shares underlying the options exercised and the applicable exercise price of those options.

(2)	The value realized on vesting is determined by multiplying the number of shares vested by the average of the high and low trading prices of Safeguard’s common stock, as reported on the NYSE consolidated tape, on each vesting date.

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Potential Payments upon Termination or Change in Control

Agreements with Mr. Salzman and Mr. Herndon

Mr. Salzman has an agreement with us that provides for certain benefits upon termination of employment without cause or for good reason. Mr. Herndon has an agreement with us that provides for certain benefits upon his termination of employment without cause. Under these agreements, the following definitions, as applicable, apply:

Cause	à	Willful failure to abide by the reasonable work-related instructions and requests and/or failure to adhere to any written Safeguard policy; appropriation (or attempted appropriation) of a material business opportunity of Safeguard; misappropriation (or attempted misappropriation) of any of Safeguard’s funds or property; or conviction of, indictment for (or its procedural equivalent), or entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.
Good Reason	à	A material diminution, without the executive’s consent, in the nature or status of the executive’s position, title, responsibilities, or duties; a material reduction of the executive’s base salary; or a material breach by Safeguard of the executive’s agreement.

Payments Made upon Involuntary Termination of Employment without Cause or for Good Reason

Mr. Salzman will receive the following benefits upon involuntary termination of employment without cause by Safeguard or by Mr. Salzman for good reason:

•	The unpaid portion of his base salary which would have been payable through December 31, 2022;

•	Any shares subject to the time-based restricted stock grant and any units subject to the performance-based stock unit grant awarded prior to Mr. Salzman’s termination date and not previously vested and paid will vest; and

•	The cost of COBRA continuation coverage with respect to medical insurance, less such co-payment amount payable by Mr. Salzman, under the terms of Safeguard’s medical insurance program as in effect on the date of such termination, through December 31, 2022.

Mr. Herndon will receive the following benefits upon involuntary termination of employment without cause by Safeguard:

•	Payment equal to six months of his base annual salary then in effect, payable in semi-monthly installments over six months;

•	Continued vesting during the severance period in any restricted stock and/or other equity related instruments granted to him;

•	Up to six months’ continued COBRA coverage under Safeguard’s medical insurance program; provided, however, that such coverage shall terminate immediately upon his commencement of full-time employment with any other employer during the severance period; and

•	A lump sum payment equal to the applicable premium otherwise payable for COBRA continuation coverage with respect to dental insurance for a six-month period.

Payments Made upon a Change in Control

Mr. Salzman will receive the following benefits upon a change in control:

•	Any shares subject to the time-based restricted stock grant and any units subject to the performance-based stock unit grant awarded to Mr. Salzman prior to a change in control and not previously vested and paid will vest and be paid to Mr. Salzman.

Mr. Herndon will receive the following benefits upon a change in control:

•	Payment in full of Mr. Herndon’s 2022 MIP target variable incentive at 100% achievement.

Other Payments Made upon Termination of Employment

Regardless of the manner in which a named executive officer’s employment terminates, he also generally will receive payments and benefits that are provided on a non-discriminatory basis to our employees upon termination of employment, including the following:

•	Amounts earned during his term of employment;

•	Amounts contributed by us for the year of termination under our 401(k) plan (if he has completed the required hours of service, if any, and is an employee on the date as of which we make a contribution);

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•	Distribution of accrued and vested plan balances under our 401(k) plan;

•	Reimbursement of eligible dental expenses for services incurred prior to termination;

•	Upon his death, disability or retirement on or after his 65th birthday, accelerated vesting of stock options subject to time-based vesting that have not otherwise vested and extension of the post-termination exercise period for all stock options from 90 days to 12 months; and

•	Upon his death or disability, payment of benefits under our other broad-based employee benefit programs, including short-term and long-term disability plans, life insurance program, accidental death and dismemberment plan and business travel insurance plan, as applicable.

The following table shows the potential incremental payments and benefits which our named executive officers would have been entitled to receive upon termination of employment in each situation listed in the table below under their respective agreements and our broad-based employee benefit programs. The amounts shown do not include certain payments and benefits available generally to salaried employees upon termination of employment, such as distributions from our 401(k). The amounts shown in the table are based on an assumed termination as of December 31, 2021, and represent estimates of the maximum incremental amounts and benefits that would have been paid to each executive upon his termination which we have calculated: (i) by assuming Mr. Herndon would have been entitled to his full target incentive award for 2021; and (ii) by using our 2022 premium costs for calculating the value of the health and welfare benefits. The amount to be paid to each executive would depend on the time and circumstances of an executive’s separation from Safeguard.

			Life Insurance	Health
			Proceeds or	and		Total
		Salary and	Disability	Welfare	Acceleration of	Termination
		Bonus	Income	Benefits	Equity Awards	Benefits
		($)	($)	($)	($)(1)	($)
Eric C. Salzman
•	Normal Retirement (65+)	—	—	—	—	—
•	Permanent disability	—	3,059,680	—	—	3,059,680
•	Death	—	1,500,000	—	—	1,500,000
•	Involuntary termination without cause or for good reason	500,000	—	32,888	$1,764,000	2,296,888
•	Change-in-control termination, involuntarily or for good reason	500,000	—	32,888	$1,764,000	2,296,888
Mark A. Herndon
•	Normal Retirement (65+)	—	—	—	—	—
•	Permanent disability	—	2,100,195	—	—	2,100,195
•	Death	—	1,020,000	—	—	1,020,000
•	Involuntary termination without cause	297,000	—	16,444	—	313,444
•	Change-in-control termination, involuntarily without cause	297,000	—	16,444	—	313,444

(1)	Under SEC rules, the value related to the acceleration of equity awards in each scenario is calculated as of December 31, 2021, based on the number of shares for which vesting would have been accelerated, multiplied by our year-end closing stock price, as reported on the NYSE composite tape.

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PROPOSAL NO. 3 – RATIFICATION OF THE AUDIT COMMITTEE’S
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, composed entirely of independent, non-employee members of the Board, approved the appointment of Grant Thornton LLP (“Grant Thornton”) as Safeguard’s independent registered public accounting firm for the 2022 fiscal year, and the Board has recommended that our shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee may reconsider its recommendation and may retain Grant Thornton or another accounting firm without resubmitting the matter to shareholders. Even if the shareholders ratify the appointment of Grant Thornton, the Audit Committee may select another firm if it determines such selection to be in the best interests of Safeguard and its shareholders.

Services provided to Safeguard and its subsidiaries by Grant Thornton in fiscal year 2021 are described below under “Independent Registered Public Accounting Firm — Audit Fees.” Representatives of Grant Thornton are expected to attend the annual meeting. They will have an opportunity to make a statement if they desire to do so.

Ratification requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote on the proposal.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “FOR” the proposal to ratify the appointment of Grant Thornton as Safeguard’s independent registered public accounting firm for the 2022 fiscal year.

Independent Registered Public Accounting Firm

Grant Thornton served as our independent registered public accounting firm and performed the audit of our financial statements for the year ending December 31, 2021 and certain other services. KPMG LLP (“KMPG”) served as our independent registered public accounting firm and performed the audit of our financial statements for the year ending December 31, 2020 and certain other services. The following table presents fees for professional services and fees billed for audit-related services, tax services and all other services:

	2021	2020
Audit Fees (1)	$321,000	$475,000
Audit-Related Fees	—	—
Tax Fees (2)	74,530	98,000
All Other Fees	—	—
Total	$395,530	$573,000

(1)	Audit fees include fees for professional services rendered in connection with the audit of the consolidated financial statements included in our Annual Report on Form 10-K, the reviews of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q and consents.

(2)	Tax fees include the aggregate fees billed by our independent registered public accounting firms for tax consultation and tax compliance services.

The Audit Committee pre-approves each service to be performed by Safeguard’s independent public accounting firm at its regularly scheduled meetings. For any service that may require pre-approval between regularly scheduled meetings, the Audit Committee has delegated to the Chairperson of the Audit Committee the authority to pre-approve services not prohibited by law to be performed by Safeguard’s independent registered public accounting firm and associated fees up to a maximum of $100,000, and the Chairperson communicates such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

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AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its responsibilities regarding general oversight of the integrity of Safeguard’s consolidated financial statements, Safeguard’s compliance with legal and regulatory requirements, the performance of Safeguard’s internal audit function, review and approval of related party transactions and the performance, qualifications and independence of Safeguard’s independent registered public accounting firm.

Safeguard’s management has primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of Safeguard’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. Safeguard’s independent registered public accounting firm is responsible for auditing those consolidated financial statements and issuing opinions as to the conformity of Safeguard’s audited consolidated financial statements with U.S. generally accepted accounting principles.

Throughout the year, the Audit Committee regularly meets with management of Safeguard, Safeguard’s independent registered public accounting firm and Safeguard’s internal auditor. The Audit Committee also regularly meets with each of these groups separately in closed sessions. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee reviewed Safeguard’s audited consolidated financial statements for fiscal year 2021 and met and held discussions with management and Grant Thornton LLP regarding the audited consolidated financial statements.

2.	The Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

3.	The Audit Committee received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton LLP’s communications with the Audit Committee concerning independence and discussed with Grant Thornton LLP its independence.

4.	Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Safeguard’s Annual Report on Form 10-K for fiscal year 2021.

Members of the Audit Committee:

Maureen F. Morrison, Chairperson

Russell D. Glass

Joseph M. Manko, Jr.

Robert J. Rosenthal

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND OFFICERS

The following table shows the number of shares of Safeguard common stock beneficially owned as of March 23, 2022 (unless otherwise indicated), by each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, our directors, persons named in the Summary Compensation Table in this proxy statement and our directors and executive officers as a group. For purposes of reporting total beneficial ownership, shares that may be acquired within 60 days of March 23, 2022 through the exercise of Safeguard stock options are included. On March 23, 2022, there were 16,627,302 shares of common stock outstanding and 8,333 shares underlying stock options held by executive officers and directors, as a group, that were exercisable within 60 days of March 23, 2022.

	Outstanding Shares Beneficially		Options Exercisable	Shares Beneficially Owned Assuming Exercise of	Percent of Outstanding	Other Stock-Based Holdings (2)
Name	Owned		Within 60 Days	Options	Shares (1)	Vested	Unvested
Thomas A. Satterfield, Jr. 15 Colley Cove Drive Gulf Breeze, FL 32561	1,620,710		—	1,620,710	9.7%	—	—
First Manhattan Co. 399 Park Avenue New York, NY 10022	1,008,668		—	1,008,668	6.1%	—	—
Yakira Partners, L.P. 1555 Post Road East, Suite 202 Westport, CT 06880	1,009,950		—	1,009,950	6.1%	—	—
North Run Capital, LP, North Run Advisors, LLC, Todd B. Hammer, and Thomas B. Ellis 62 Walnut Street Wellesley, MA 02481	890,400		—	890,400	5.4%	—	—
Ross D. DeMont	506,722	(3)	—	506,722	3.0%	—	—
Russell D. Glass	53,632		—	53,632	*	—	—
Joseph M. Manko, Jr.	223,761	(4)	—	223,761	1.3%	—	—
Beth S. Michelson	—		—	—	—	—	—
Maureen F. Morrison	54,784		8,333	63,117	*	—	—
Robert J. Rosenthal	76,455		—	76,455	*	43,540	—
Eric C. Salzman	216,451		—	216,451	1.3%	—	—
Mark A. Herndon	43,790		—	43,790	*	—	—
Executive officers and directors as a group (8 persons)	1,175,595		8,333	1,183,928	7.1%	43,540	—

(1)	Unless otherwise indicated by footnote, each director and named executive officer has the sole power to vote and to dispose of the shares (other than shares held jointly with an individual’s spouse). An * indicates ownership of less than 1% of the outstanding shares. Shareholding information for First Manhattan Co., Thomas A. Satterfield, Jr., Yakira Partners, L.P. and North Run Capital, LP, North Run Advisors, LLC, Todd B. Hammer, and Thomas B. Ellis is based on information included in the Schedule 13G or Schedule 13G/A filed with the SEC by each such entity as of March 23, 2022.

(2)	The shares in this column represent DSUs that have been credited to each individual, inclusive of any applicable matching DSUs credited to such individual as a result of the deferral of director fees. The DSUs, which may not be voted or transferred, are payable, on a one-for-one basis, in shares of Safeguard common stock following an individual’s termination of service on the Board. See “Corporate Governance and Board Matters – Board Compensation.”

(3)	Mr. DeMont has sole voting and dispositive power over 190,000 shares directly held and may be deemed to be the beneficial owner of 12,000 shares held in a spousal IRA account and 304,722 shares owned by Kenneth Rainin Foundation, which assets are managed by Mr. DeMont’s employer, Rainin Group. Mr. DeMont disclaims beneficial ownership of the shares held in a spousal IRA account and by Kenneth Rainin Foundation except to the extent of his pecuniary interest therein.

(4)	Mr. Manko has sole voting and dispositive power over 46,375 shares directly held and may be deemed to be the beneficial owner of 177,386 shares of common stock owned by Horton Capital Partners Fund, L.P. Mr. Manko disclaims beneficial ownership of the shares held by Horton Capital Partners Fund, L.P. except to the extent of his pecuniary interest therein.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater than 10% holders of our common stock to file with the SEC reports of ownership of our securities and changes in ownership of our securities. Based solely on our review of the copies of reports we have received and upon written representations from the reporting persons that no Form 5 reports were required to be filed by those persons, Safeguard believes there were no late filings by our directors and executive officers during 2021. There were no known holders of greater than 10% of our common stock during 2021 who failed to file the required reports.

OTHER MATTERS

Shareholder Proposals and Director Nominations

Shareholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act. To be considered for inclusion in next year’s proxy statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act, and acted upon at the 2023 annual meeting of shareholders, shareholder proposals must be submitted in writing to the attention of our Secretary at our principal office, no later than December 6, 2022. In order to avoid controversy, shareholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also must comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from Safeguard’s proxy materials for the 2023 annual meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Director Nominations and Shareholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act. Our Third Amended and Restated Bylaws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the Proxy Statement and director nominations. With respect to such shareholder proposals and director nominations intended to be presented at our 2023 annual meeting, a shareholder’s advance notice must be in writing, must meet the requirements set forth in our Bylaws and must be delivered to and otherwise received by, our Secretary no earlier than January 26, 2023 and no later than the close of business on February 27, 2023. However, in the event the 2023 annual meeting is scheduled to be held on a date before April 25, 2023, or after June 24, 2023, then such advance notice must be received by us not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the annual meeting is first made by Safeguard.

General Requirements. Each proposal submitted must be a proper subject for shareholder action at the annual meeting. The shareholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a shareholder gives notice after the applicable deadlines or otherwise does not satisfy the applicable requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the shareholder will not be permitted to present the proposal or nomination for a vote at the meeting. All proposals must be submitted to:

Safeguard Scientifics, Inc.

Attention: Investor Relations

150 N. Radnor Chester Rd.

STE F-200

Radnor, PA 19087

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act. If a shareholder who wishes to present a proposal before the 2023 annual meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of shareholder proposals and proposed director nominations, the proxies that our Board solicits for the 2023 annual meeting will confer discretionary authority on the person named in the proxy to vote on the shareholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a shareholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

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Additional Information

Safeguard’s annual report to shareholders for the year ended December 31, 2021, including consolidated financial statements and the related notes thereto and other information with respect to Safeguard and our companies, will be made available, together with this proxy statement, on or about April 5, 2022, to shareholders of record as of the close of business on March 23, 2022.

BY ORDER OF THE BOARD OF DIRECTORS

G. Matthew Barnard, General Counsel and Corporate Secretary

April 5, 2022

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1UPX Mark here to vote FOR all nominees 01 - Ross D. DeMont 02 - Russell D. Glass 03 - Joseph M. Manko, Jr. 04 - Beth S. Michelson 05 - Maureen F. Morrison Mark here to WITHHOLD vote from all nominees For All EXCEPT Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03LYQC + + Proposals — The Board recommends a vote FOR all nominees, and FOR Proposals 2 and 3. A 2. Advisory resolution to approve the compensation of the Company’s named executive officers for the year ended December 31, 2021. 3. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. 1. Election of Directors of the Company to serve until the 2023 Annual Meeting of Shareholders. For Against Abstain q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2022 Annual Meeting Proxy Card For Against Abstain Nominees: To specify different directions with respect to cumulative voting, mark the adjacent box and write your instructions in the space provided below under “CUMULATIVE VOTING INSTRUCTIONS.” INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THE NUMBER(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S). _________________________________________________________________________________________________________________________________________________________ Unless you specify different directions with respect to cumulative voting (which directions may include withholding authority to cumulate votes with respect to one or more Nominees) and mark the corresponding box below, this proxy authorizes the herein named attorneys and proxies, their substitutes, or any of them to cumulate votes that the undersigned is entitled to cast at the 2022 Annual Meeting at the discretion of the proxy holders. Accordingly, unless otherwise instructed in accordance with the foregoing, the shares represented by this proxy will be voted cumulatively in favor of the Nominees listed above, at the proxy holders’ sole discretion, in order to elect as many of the Nominees listed above as possible. The shares represented by this proxy will not be cumulated with respect to any Nominee for whom the authority to vote has been withheld. CUMULATIVE VOTING INSTRUCTIONS: B Provide below any instructions with respect to how the undersigned’s shares should be cumulatively voted at the 2022 Annual Meeting, including the number of shares of Common Stock to be voted for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. Unless indicated to the contrary in the space provided below, all cumulative votes of such shareholder will be distributed among the remaining Nominees at the discretion of the proxy holders named herein. If you have any questions regarding cumulative voting, please email us at ir@safeguard.com. ______________________________________________________________________________________________________________________________________________________________________________ ______________________________________________________________________________________________________________________________________________________________________________ You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/SFE or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SFE Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery; sign up at www.envisionreports.com/SFE Proxy — Safeguard Scientifics, Inc. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Change of Address — Please print new address below. Comments — Please print your comments below. Non-Voting Items C + + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. D Computershare is the stock transfer agent and registrar for Safeguard Scientifics, Inc. Computershare provides you the flexibility to access information and process transactions using its toll-free shareholder services center, automated telephone support system and Internet capabilities. Contacting Computershare Please direct your inquiries and transaction requests to Computershare using the options listed below: Telephone inquiries: 1-800-736-3001 (U.S., Canada, Puerto Rico) 1-781-575-3100 (non U.S.) 1-800-952-9245 (TDD) E-mail inquiries: web.queries@computershare.com Written requests: First Class/Registered/Certified Mail: Computershare Investor Services PO BOX 505000 Louisville, KY 40233-5000 Investor Centre You also can manage your account online via Investor Centre, Computershare’s Web-based tool for shareholders. Here you can view your account details, update your account information and process various transactions. Registration is quick and easy. You can access The Investor Centre at www.computershare.com/investor. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SAFEGUARD SCIENTIFICS, INC. No matter how many shares you hold, we consider your vote important and encourage you to vote as soon as possible. When you sign and return this proxy card, you • appoint Mark Herndon and G. Matthew Barnard (or either of them or any substitutes they may appoint), as proxies to vote your shares, as you have instructed, at the Annual Meeting on May 25, 2022, and at any adjournments, postponements, continuations or reschedulings of that meeting and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat; • authorize the proxies to vote, in their discretion, upon any other business properly presented at the meeting subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended; and • revoke any previous proxies you may have signed, including any proxy previously given by telephone or internet. The undersigned acknowledges receipt of the Notice of the Annual Meeting and proxy statement dated April 5, 2022. IF YOU SIGN AND RETURN THE PROXY BUT DO NOT INDICATE HOW YOU WISH TO VOTE, THE PROXIES WILL VOTE FOR (1) ALL NOMINEES TO THE BOARD OF DIRECTORS; (2) THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2021; AND (3) THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VO TE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS, POSTPONEMENTS, RESCHEDULINGS OR CONTINUATIONS OF THE MEETING. UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. (sign and date below) The 2022 Annual Meeting of Shareholders of Safeguard Scientifics, Inc. will be held on May 25, 2022 at 8:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MY5CMXV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the front of this form.